                          PROFIT SHARING PLAN AND TRUST

                                 BY AND BETWEEN:

                            PENNSYLVANIA SAVINGS BANK

                                       AND

                            VINCENT J. FUMO, TRUSTEE

                                       AND

                           ANTHONY DI SANDRO, TRUSTEE

                                      INDEX


                                                                            Page
                                                                            ----

ARTICLE ONE
         Purpose, Creation and Name ...................................      I-1

ARTICLE TWO
         Definitions of Terms .........................................     II-1

ARTICLE THREE
         Eligibility ..................................................    III-1

ARTICLE FOUR
         Contributions and Management of Funds ........................     IV-1

ARTICLE FIVE
         Retirement Benefits ..........................................      V-1

ARTICLE SIX
         Disability Benefits ..........................................     VI-1

ARTICLE SEVEN
         Death Benefits ...............................................    VII-1

ARTICLE EIGHT
         Separation Benefits ..........................................   VIII-1

ARTICLE NINE
         Payment of Benefits ..........................................     IX-1

ARTICLE TEN
         Spendthrift Clause ...........................................      X-1

ARTICLE ELEVEN
         Insurance Contracts ..........................................     XI-1

ARTICLE TWELVE
         Right to Alter, Amend or Terminate Trust .....................    XII-1

ARTICLE THIRTEEN
         Loans ........................................................   XIII-1

                                                                            Page
                                                                            ----

ARTICLE FOURTEEN
         Trustee ......................................................    XIV-1

ARTICLE FIFTEEN
         Insurer ......................................................     XV-1

ARTICLE SIXTEEN
         No Reversion to Company ......................................    XVI-1

ARTICLE SEVENTEEN
         Direct Transfers and Rollovers ...............................   XVII-1

ARTICLE EIGHTEEN
         Determination of Top-Heavy Status ............................  XVIII-1

ARTICLE NINETEEN
         Miscellaneous Provisions .....................................    XIX-1

                                   ARTICLE ONE

                           PURPOSE, CREATION AND NAME

     1.1 WHEREAS, the Employer established a Profit Sharing Plan and Trust effective January 1, 1992 (hereinafter called the "Original Effective Date") known as the Pennsylvania Savings Bank Profit Sharing Plan (herein referred to as the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

     NOW, THEREFORE, effective December 30, 1992, the Employer and the Trustee, hereby adopt the Plan and Trust:

     1.2 THIS AGREEMENT, hereby made and entered into this _____ day of ______________ 19____, by and between PENNSYLVANIA SAVINGS BANK (herein referred to as the "Employer") and VINCENT J. FUMO and ANTHONY DI SANDRO (herein referred to as the "Trustees").

                                   ARTICLE TWO

                               DEFINITION OF TERMS


     2.1 The following words and terms as used in this Plan and Trust shall have the meaning set forth below, unless a different meaning is clearly required by the context.

     (a) Adjustment Factor: The cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

     (b) Affiliated Employer: The Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (c)  Age: A person's age at his last birthday.

     (d) Aggregate Account: With respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of
          Article XVIII.

     (e) Agreement: This instrument with all amendments and supplements thereto.

     (f)  Anniversary Date: First day of Plan Year.

     (g) Annual Addition: The amount allocated to a Participant's account during the Limitation year that constitutes:

          (i)   Employer contributions,

          (ii)  Employee contributions,

          (iii) Forfeitures, and

          (iv) Amounts described in Sections 415(1)(1) and 419(A)(d)(2) of the Code.

     (h) Beneficiary: The person or persons to whom the share of a deceased Participant's total account is payable, as provided in the Plan. For purposes of determining whether the Plan is a Top-Heavy Plan, a Beneficiary of a deceased Participant shall be considered a Key Employee or a Non-Key Employee, as the case may be.

     (i) Break in Service: For the purposes of eligibility, any Eligibility Computation Period in which an Employee has no more than 500 Hours of Service. For purposes of vesting, any Vesting Computation Period in which an Employee has no more than 500 Hours of Service.

     (j) Cash Value: A Cash Value of Contract providing specific allocations of amounts to individual participants.

     (k)  Code: The Internal Revenue Code of 1986 and amendments thereto.

     (1)  Company: PENNSYLVANIA SAVINGS BANK

     (m) Compensation: Compensation actually paid to or for the benefit of an Employee during the Plan Year, inclusive of overtime pay, commissions, and bonuses, except that in the event Company is an accrual basis taxpayer, Company may by written resolution elect to use accrued compensation in lieu of paid compensation. Compensation shall be such remuneration that is subject to tax under Section 3101(a) of the Internal Revenue Code, without the dollar limitation of Section 3121(a). However, Compensation for any Self-Employed Individual shall be equal to his earned income; that is, the net earnings from self-employment as defined in Code Section 401(c)(2), (reduced by Company's deductible contribution made on behalf of such individual for such year). Effective for Plan Years beginning after 12/31/88 this Plan shall not take into consideration a Participant's Compensation to the extent it exceeds $200,000.00, as indexed under Code Section 415(d).

          In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

          Notwithstanding the above, for any Top-Heavy Plan Year, Compensation in excess of $200,000 (or such other amount as the Secretary of the Treasury may designate) shall be disregarded, except for purposes of determining maximum permissible voluntary contributions and the Annual Additions resulting therefrom, and for purposes of satisfying the minimum contribution or benefit provisions regarding Top-Heavy Plans, compensation is determined in accordance with the definition of Compensation contained in Article IV with respect to limits on maximum contributions or benefits.

     (n) Contract: Any individual or group annuity policy or life insurance policy for and/or on any Plan Participant, or any unallocated investment contract issued by an insurer.

     (o)  Contribution: Integrated:

          Base Percent: 5.7%

          Integration Percent: 5.7 % of the Participant's Excess Compensation.

          Integration Level: Social Security Wage Base

          The Integration Level shall be equal to the taxable wage base or such lesser amount elected by the Employer. The taxable wage base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

          Maximum Contribution: In any Top-Heavy Plan Year, a Participant otherwise eligible to share in Contributions or Forfeitures, but who is paid for fewer than 1,000 Hours of Service, shall be limited to a maximum allocation of Contributions and Forfeitures of 3% Percent of Compensation.

          If a Participant also participates in another defined contribution plan maintained by Company, then the Maximum Contribution referred to above shall be reduced by any allocation made on his behalf to said other defined contribution plan.

     (p) Defined benefit fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefit under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under sections 415(b) and (d) of the Code or 140 percent of the highest average compensation, including any adjustments under section 415(b) of the Code.

          Notwithstanding the above, if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in aggregate satisfied the requirement s of section 415 for all limitation years beginning before January 1, 1987.

     (q) Defined Contribution Plan Fraction: A fraction the numerator of which is the sum of the Annual Additions to the Participant's account(s) under all qualified defined contribution plans of Company, including voluntary contribution accounts, as of the close of the Limitation Year, and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Company:

          (1) Such amount as is determined by multiplying 1.25 by the dollar limitation in effect for the defined contribution plans under Internal Revenue Code Subsection 415(c)(1)(A) for such year (determined without regard to Section 415(c)(6) of the Code), or

          (2) The product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such Limitation Year.

          Notwithstanding the foregoing, the numerator of the defined contribution plan fraction shall be adjusted pursuant to Regulation 1.415-7(d)(1) and question T-6 and T-7 of Internal Revenue Service Notice 83-10.

          Notwithstanding the foregoing, for any Top-Heavy Plan Year, 1.0 shall be substituted for 1.25 above, if any Non-Key Employee Participant eligible for any accrual of benefits does not have either an allocation of Company contributions and forfeitures of at least 7.5 percent of Compensation for such year, or an accrued benefit in a defined benefit plan in which he participates of not less than the 3% minimum benefit as provided in Code Section 416(h)(2)(A)(ii)(I) (but not both). However, for any Plan Year in which this Plan is a Super Top-Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

     (r) Determination Date: For purposes of determining if the Plan is Top-Heavy, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

     (s) Early Retirement Date: This Plan does not provide for a retirement date prior to Normal Retirement Date.

     (t) Earned Income: With respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such income items. Net earnings are reduced by contributions by the Employer to a qualified Plan to the extent deductible under Code Section 404. Additionally, for taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed to the Employer by Code Section 164(f).

     (u) Effective Date of this Plan: First day of Plan Year beginning January 1, 1992.

     (v)  Eligible Employee: Any Employee who has satisfied the provisions of
          Section 3.1

     (w) Eligibility Computation Period: The consecutive 12-month period beginning on the date on which the Employee first performed an hour of service and successive 12-month periods thereafter. If an Employee incurs a Break in Service and subsequently is credited with additional hours of service, his Eligibility Computation Period shall be the consecutive 12 month period beginning with the date on which he is first credited with an hour of service after the Break in Service, and successive consecutive 12 month periods thereafter.

     (x) Employee: Employees of the Employer and shall include leased employees within the meaning of Section 414(n)(2) and 414(o)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's nonhighly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the

         Code, the term "Employee" shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan other than this amendment and restatement.

     (y) Employer: The Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

     (z) Employer Contribution Account: The account maintained for a Participant to record his share of the contributions of the Employer and adjustments relating thereto.

     (aa) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

     (bb) Excess Compensation: With respect to any Participant, the Participant's Compensation which is in excess of the Integration Level elected by the Employer in the Plan.

     (cc) Family Member: With respect to an affected Participant, such Participant's spouse, such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)
          (6)(B).

     (dd) Fiduciary: Any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to the Trustee, the Employer and its representative body, and the Administrator.

     (ee) Forfeiture: The portion of a Participant's Employer Contribution Account that is not vested, and occurs on the earlier of:

          (a) the distribution of the entire vested portion of a participant's Employer Contribution Account, or

          (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-year Breaks in Service.

          Furthermore, for purposes of paragraph (a) above, in the case of a terminated Participant whose vested benefit is zero, such terminated Participant shall be deemed to have received a distribution of his vested benefit upon his termination of employment. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

     (ff) Highly Compensated Employee: An Employee who performed services for the Employer during the "determination year" and is one or more of the following groups:

          (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

          (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

          (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

          (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of (i) 50 Employees; or
               (ii) the greater of 3 Employees or 10 percent of all Employees. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1) (A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

          (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

               In determining who is a Highly Compensated Employee, all Affiliated Employers shall be taken into account as a single employer and leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. In addition, Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

          (f) If an employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former employee or a highly compensated employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

               The determination of who is a highly compensated employee, including the determinations of the number and identity of employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

          (Look-back year election) The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (b), (c) and
          (d) above shall be prorated based upon the number of months in the "lag period".

          For purposes of this Section, the determination of "415 Compensation" shall be made without regard to Code Sections 125, 402(a)(8), 402(h)
          (1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

     (gg) Highly Compensated Former Employee: A former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any "determination year" after attaining age 55. Notwithstanding the foregoing, any Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner". For purposes of this Section, "determination year", "415 Compensation" and "five percent owner" shall be determined in accordance with Section 2.l(hh). Highly Compensated Former Employees shall be treated as Highly Compensated Employees.

     (hh) Highly Compensated Participant: Any Highly Compensated Employee who is eligible to participate in the Plan.

     (ii) Inactive Participant: Any Employee or former Employee who has ceased to be a Participant and on whose behalf an account is maintained under the Plan.

     (jj) Insurer: Any legal reserve life insurance company.

     (kk) Key-Employee: Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Plan Year (ending on the Determination Date) or on the preceding four (4) Plan Years was:

          (a) An officer of the Employer whose annual Compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code. The number of Officers is limited to a maximum of the lesser of:

               (i)  50 Employees or,

               (ii) the greater of 3 Employees or 10% of all Employees

              (iii) If no one in the Company has Compensation in excess of 50%
                    of the defined contribution dollar limit, then the one officer with the highest Compensation is considered a Key Employee.

          (b) An Owner (or considered an owner under section 318 of the code) who:

               (i) owns one of the ten largest interests in the Employer, if such individual's Compensation exceeds 100 percent of the dollar limitation under section 415(c)(1)(A) of the Code.

               (ii) owns 5 percent of the Employer and has an annual
                    Compensation in excess of $150,000, or

              (iii) owns 1 percent of the Employer and has annual Compensation in excess of $150,000.

          Annual Compensation means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, section 402(a)(8), section 402(h) or section 403(b) of the Code.

     (11) Leased Employee: Any person who is not an Employee of Company and who has, for a period of 1 or more years, and on a substantially full-time basis, provided services to Company of a type historically performed by Employees of the Company, which services are or have been provided pursuant to an agreement between Company and a leasing organization. For any Plan Year, any Leased Employee shall be treated as an Employee of Company for purposes of the participation standards of Article III, the contribution standards of Article IV and the vesting standards of
          Article VIII, unless such Leased Employee is, for such Plan Year or any portion thereof during which such Leased Employee provides services for the Company, a participant in a Safe Harbor Plan provided for such Leased Employee by the leasing organization leasing the services of such Leased Employee to the Company. For purposes of the foregoing sentence, a Leased Employee shall not be treated as an Employee of the Company until after the close of the aforementioned 1-year period during which such individual has provided substantially full-time services to the Company, except that Years of Service for the Company shall be determined by taking into account the entire period for which the individual performed services for the Company.

     (mm) Length of Service Required:

          (1)  On the effective Date of this Plan: Two years

          (2)  After the Effective Date of this Plan: Two years

     (nn) Limitation Year: Any period of one year ending on the last day of the Plan Year. If the Plan Year is changed, the limitation year shall correspond to the new Plan Year, beginning with the first full twelve month Plan Year subsequent to the commencement of change in Plan Year. In the event the Limitation Year is or has been changed, by reason of change in the Plan Year or otherwise, the limitations of Paragraph 4.3 shall be applicable in the normal manner, as if no change had occurred with respect to the new Limitation Year, but with respect to the Limitation Year within which the change is made (the former Limitation
          Year), the following rule shall apply: the dollar limit for Annual Additions shall be prorated for allocations made from the first day of the former Limitation Year through the day before the first day of the new Limitation Year (the limitation period), by multiplying (1) the applicable dollar limitation for the calendar year in which the limitation period ends by (2) a fraction, the numerator of which is the number of months

          (including any fractional parts of a month) in the limitation period, and the denominator of which is 12.

     (oo) Maternity or Paternity Leave of Absence: For Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

     (pp) Minimum Participation Age Required:

          (1)  On the Effective Date of the Plan: 21

          (2)  After the Effective Date of the Plan: 21

     (qq) Named Fiduciary: President of Company, except that if Company is an unincorporated business, the proprietor of Company if a sole-proprietorship, or the partner designated in the summary plan description for the Plan for purposes of service of legal process.

     (rr) Non-Highly Compensated Participant: shall mean any Participant who is neither a Highly Compensated Employee nor a Family Member.

     (ss) Non-Key Employee: Any Employee who is not a Key-Employee.

     (tt) Normal Retirement Age: The earlier of (1) the Participant's 65th Birthday; or (2) the Normal Retirement Date.

     (uu) Normal Retirement Date: The Anniversary Date coinciding with or next following a Participant's 65th Birthday or other Anniversary Date following a Participant's commencement of participation in the Plan, whichever shall last occur.

     (vv) Original Effective Date of this Plan: First day of Plan Year beginning January 1, 1992.

     (ww) Participant: Any Employee of the Employer who has met the eligibility and participation requirements of the Plan.

     (xx) Participation Date: The first day of the Plan Year or the first day of the seventh month of the Plan Year, whichever is earlier, coinciding with or next following the date on which an Employee completes his applicable Minimum Participation Age and Length of Service Requirements.

     (yy) Plan Administrator: Company

     (zz) Plan Year: Any period of one year ending December 31. The first Plan Year shall be the period January 1, 1992, through December 31, 1992.

    (aaa) Safe Harbor Plan: A money purchase pension plan with a nonintegrated employer contribution rate of at least 10 percent of compensation as described in section 415(c)(3) of the Code, but including salary deferred contributions, and providing for immediate participation and full and immediate vesting.

    (bbb) Self-Employed Individual: Any individual who has earned income for the taxable year from the trade or business for which the Plan is established, and, also, an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

    (ccc) Service for Predecessor Employer: In any case in which Company maintains a plan of a predecessor employer, service for such predecessor shall be treated as service for Company, and in any case in which Company maintains a plan which is not the plan maintained by a predecessor employer, service for such predecessor shall (as provided in Internal Revenue Code Section 414(a)(2)), to the extent required in regulations prescribed by the Secretary of the Treasury or his delegate, be treated as service for Company.

    (ddd) Shareholder-Employee: If Company is an S Corporation, an Employee of Company who either individually or together with his spouse, children, grandchildren and parents, owns more than 5% of Company's outstanding stock on any day during the Plan Year.

    (eee) S Corporation: An electing small business corporation, within the meaning of Internal Revenue Code Section 1362(a).

    (ggg) Super Top-Heavy Plan: A Top-Heavy Plan under which the present value of accrued benefits or the sum of account balances (including accounts for Employee contributions) of Key-Employees, under this Plan and any plan of an Aggregation Group, exceeds 90 percent of the present value of accrued benefits or the sum of the account balances (including accounts for Employee contributions) of all

          Participants, under this Plan and any plan of an Aggregation Group, measured as of the Determination Date.

    (hhh) Taxable Wage Base: With respect to any year, the maximum amount of earnings which may be considered wages for such year under Code
          Section 3121(a)(1).

    (iii) Top-Heavy Plan: For Plan Years commencing after December 31, 1983, a Plan under which the present value of accrued benefits of Key-Employees, or the sum of the account balances (including accounts for Employee contributions) of Key-Employees under this Plan and any plan of an Aggregation Group, exceeds 60 percent of the present value of accrued benefits or the sum of the account balances (including accounts for Employee contributions) of all Participants, under this Plan and any plan of an Aggregate Group, measured as of the Determination Date.

          If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's present value of accrued benefit and/or account balances shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group).

    (jjj) Top-Heavy Plan Year: A particular Plan Year commencing after December 31, 1983, in which the Plan is a Top-Heavy Plan.

    (kkk) Trust Situs: COMMONWEALTH OF PENNSYLVANIA

    (111) Top Paid Group: "Top Paid Group" means the top 20 percent of
          Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" received from the Employer during such year. All Affiliated Employers shall be taken into account as a single employer, and leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. For the purpose of determining the number of active Employees in any year, the following Employees shall be excluded. However, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

          (a)  Employees with less than six (6) months of service;

          (b)  Employees who normally work less than 17 1/2 hours per week;

          (c) Employees who normally work less than six (6) months during a year;

          (d)  Employees who have not yet attained age 21; and

          (e) Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3).

          In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

    (111) Trustee: The Trustee or Trustees named above and any successor Trustee or Trustees.

    (mmm) Trust Fund: The assets of the Plan and Trust as the same shall exist from time to time.

    (nnn) Vested: The nonforfeitable portion of any account maintained on behalf of a Participant.

    (ooo) Vesting Computation Period: The consecutive 12 month period beginning on the first day of the Plan Year. If the Vesting Computation Period is or has been changed, by reason of a change in the Plan Year or otherwise, the first Vesting Computation Period, after such change shall begin before the last day of the preceding Vesting Computation Period and an Employee who is credited with a Year of Service in both the last Vesting Computation Period before the change and the first Vesting Computation Period after the change shall be credited with 2 Years of Service for purposes of vesting.

    (ppp) Year of Service:

          (a) For purposes of eligibility: any Eligibility Computation Period in which the Employee has at least

               1,000 Hours of Service. If the Length of Service required under the Plan is or includes a fractional year, an Employee shall not be required to have any minimum number of Hours of Service to receive credit for such fractional year for eligibility.

          (b) For purposes of vesting: any Vesting Computation Period in which the Employee has at least 1,000 Hours of Service.

          (c) For purposes of benefit accrual: any Plan Year in which the Participant has at least 1,000 Hours of Service.

                                  ARTICLE THREE

                                   ELIGIBILITY


     3.1 All Eligible Employees in the employ of Company on the Effective Date shall participate as of the Effective Date, provided that on such date they have met the Minimum Participation Age and Length of Service requirements applicable to such Employees.

     In the event that any Eligible Employee in the employ of Company on the Effective Date does not meet the applicable Minimum Age and Service requirements on the Effective Date, such Eligible Employee shall commence participation on the applicable Participation Date.

     Any Eligible Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in accordance with the provisions of this amended and restated plan.

     3.2 All Eligible Employees whose employment commences after the Effective Date shall commence Participation on the applicable Participation Date.

     3.3 Notwithstanding any service requirements of less than one year which may be contained herein, an Employee who is credited with 1,000 or more hours of service in an Eligibility computation period, shall be considered to have met, at the expiration of said eligibility computation period, such required length of service requirement.

     3.4 An Employee shall be credited with an Hour of Service for purposes of eligibility, vesting and eligibility for Company contributions according to the following:

          (a) An hour of service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for Company during the applicable computation period.

          (b) An hour of service is each hour for which an Employee is paid, or entitled to payment, by Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated), because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence:


                                      III-1

               (1) No more than 501 hours of service are required to be credited under this subparagraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

               (2) An hour for which an Employee is directly or indirectly paid or entitled to payment, on account of a period during which no duties are performed, is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

               (3) Hours of service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this subparagraph (b), a payment shall be deemed to be made by or due from Company regardless of whether such payment is made by or due from Company directly, or indirectly through, among others, a trust fund, or insurer, to which Company contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

          (c) An hour of service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by Company. The same hours of service shall not be credited both under subparagraph (a) or subparagraph (b), as the case may be, and under this subparagraph. Crediting of hours of service for back pay awarded or agreed to with respect to periods described in subparagraph (b) shall be subject to the requirements set forth in that subparagraph.

               Also included is the special rule for determining hours of service for reasons other than the performance of duties, as well as the rule for crediting of hours of service to computation periods, as set forth in Labor Department Regulations, Sections 2530.200b-2(b) and (c), respectively. Hours of service will be credited for employment with other members of an affiliated service group (under Section 414(m)), a controlled group of corporations (under Section 414(b), or a group of trades or


                                      III-2
               businesses under common control (under Section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the employer pursuant to Section 414(o) and the regulations thereunder.

               If the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

               Hours of service will also be credited for any individual considered an employee for purposes of this Plan under Section 414(n) or Section 414(o) and the regulations thereunder.

          (d) Additional hours of service in the minimum amount necessary to prevent a break in service shall be credited to employees for the following absences:

               (1) Authorized leave of absence, provided the Employee returns to active employment on or before the end of such leave of absence. Authorized leave of absence shall include illness and reserve duty in the Armed Forces of the United States.

               (2) Absence of an Employee, subsequent to the effective date, who enters the Armed Forces of the United States, and has reemployment rights under law, provided he complies with the requirements of the law as to employment and reemployment.

          (e) Additional Hours of Service, but not in excess of 501, based on the number of Hours of Service which otherwise would normally have been credited to individuals but for such absence as is described below, (or if such number cannot be determined, 8 Hours of Service per day of such absence), shall be credited to individuals for purposes of eligibility and vesting, but not for purposes of benefit accrual, (notwithstanding 3.4 above), in the Eligibility and Vesting Computation Periods in which such absence begins, if necessary to prevent a 1 year Break in Service in such Computation Period, but if not so necessary, in the immediately following Eligibility and Vesting Computation Periods, provided that the absence is on account of one or more of the following:

               (i)  The pregnancy of the individual;


                                      III-3

               (ii) The birth of a child of the individual;

              (iii) The placement of a child with the individual in connection with the adoption of such child by such individual;

               (iv) Care of such child for a period beginning immediately after his birth or placement.

               However, no Hours of Service will be credited under this subparagraph unless the individual furnishes to the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish the number of days of absence and the reason or reasons therefore.

     3.5 Hours of service shall be counted for purposes of eligibility, vesting and benefit accrual on the basis of actual hours for which an Employee is paid or entitled to payment, as determined in accordance with Paragraph 3.4.

     3.6 Within 90 days of the Participation Date on which an Employee shall become eligible to participate, the Plan Administrator shall notify each such Employee of his eligibility to participate, by providing such Employee with a summary plan description.

     3.7 In the case of an Employee who is vested in benefits deriving from Company Contributions, and who sustains a Break in Service, such Employee shall recommence active participation on the first day of his first Eligibility Computation Period after the break, during which he has completed 1,000 hours of service or more. In the case of an Employee with no such vested benefit who sustains a Break in Service, where the number of consecutive years in which he incurred a Break in Service is less than the greater of 5 or the aggregate number of Years of Service, whether or not consecutive, that he completed before such break, such Employee shall recommence active participation on the first day of his first Eligibility Computation Period after the break, during which he has completed 1,000 hours of service or more. In the case of an Employee with no such vested benefit who sustains a Break in Service, where the number of consecutive years in which he incurred a Break in Service is equal to or exceeds the greater of 5 or the aggregate number of his Years of Service, whether or not consecutive, that he completed before such break, such Employee shall be treated as if he were a new Employee for purposes of eligibility to participate.

The aggregate number of Years of Service before a period of Breaks in Service shall not include any Years of Service not


                                      III-4
required to be taken into account under this Paragraph by reason of any prior Break in Service. For purposes of vesting for an Employee who has sustained a Break in Service, the provisions of Article 8 shall apply. For purposes of benefit accrual, the provisions of Article IV shall apply.

     3.8 Notwithstanding any provision of this Plan to the contrary, this Plan shall not provide contributions or benefits for an Owner-Employee who controls, or a group of Owner-Employees who together control an unincorporated trade or business with respect to which the Plan is established, and such Owner-Employee, or group of Owner-Employees also control one or more unincorporated trades or businesses, unless this Plan and the plans established with respect to such other trades or businesses, when coalesced, constitute a single plan which satisfies the requirements of Section 401(a) and (d) of the Internal Revenue Code with respect to the employees of all such unincorporated trades or businesses. Furthermore, the Plan shall not provide contributions or benefits for one or more Owner-Employees who control one or more unincorporated trades or businesses, unless the employees of each such unincorporated trade or business which such Owner-Employees control are included under a plan which satisfies the requirements of Section 401(a) and (d) of the Internal Revenue Code, and which provides contributions or benefits for employees not less favorable than those provided for such Owner-Employees under this Plan. For purposes of this Paragraph 3.8, an Owner-Employee, or a group of Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such group of Owner-Employees together own the entire interest in an unincorporated trade or business, or in the case of a partnership, own more than 50% of either the capital interest or the profits interest in such partnerships. An Owner-Employee shall mean a sole proprietor, or, in the case of a partnership, any person who owns more than 10% of the capital or profits interest.

     3.9 Notwithstanding any provision of this Plan to the contrary, in the event Participant is no longer a member of an eligible class of employees and becomes ineligible to participate but has not incurred a break in service, such Employee will participate immediately upon returning to an eligible class of employees. If such Participant incurs a break in service, eligibility will be determined under the break in service rules of the Plan.

     In the event an Employee who is not a member of an eligible class of employees becomes a member of an eligible class, such employee will participate immediately if such employee has satisfied the minimum age and service requirements and would otherwise previously become a Participant.


                                      III-5

                                  ARTICLE FOUR

                      CONTRIBUTIONS AND MANAGEMENT OF FUNDS


    4.1 For each Plan Year, Company shall contribute to the Trust, no later than such time as may be prescribed by the Internal Revenue Code, such portion, if any, of its income as is determined by the Board of Directors, in a written resolution, prior to the end of the Plan Year. In determining any such contribution, Company may rely upon an estimate of its net income, the estimate to be made by the Company's principal accounting officer, or by an independent public accountant appointed by the Company. Net income shall mean current and accumulated earnings and profits of the Company, as determined pursuant to the Internal Revenue Code, before any deductions for taxes based upon income, and before any contributions to any qualified retirement plan. In no event, however, shall the contribution for any Plan Year exceed the amount deductible for such Plan Year for income tax purposes as a contribution to the Trust under applicable provisions of the Internal Revenue Code.

Allocation: Integrated: Company contributions, if any, together with forfeitures pursuant to Paragraph 8.1, and subject to the limitations described in Paragraph 4.3, shall be allocated among the Participants, as follows:

     STEP ONE: Contributions and forfeitures will be allocated to each participant's account in the ratio that each Participant's total Compensation bears to all Participants' total compensation, but not in excess of 3% of each Participant's Compensation.

     STEP TWO: Any contributions and forfeitures remaining after the allocation in STEP ONE will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level bears to the Excess Compensation of all Participants, but not in excess of 3%.

     Notwithstanding anything in the Plan to the contrary, STEP ONE and STEP TWO above will apply only in years in which the Plan is top heavy.

     STEP THREE: Any contributions and forfeitures remaining after the allocation in STEP TWO will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' total Compensation and Compensation in excess of the

     Integration Level but not in excess of the profit-sharing maximum disparity rate.

     The maximum profit-sharing disparity rate is equal to the lesser of:

     (a)  2.7% or

     (b) the applicable percentage determined in accordance with the table below:

                                   ----------

                            If the Integration Level

     is more than               but not more than                 the % is
     ------------               -----------------                 --------

                                the greater of $10,000
           $0.00                or 20% of taxable wage base          2.7%
                                (TWB)

     the greater of $10,000
     or 20% of TWB                        80% TWB                    1.3%

           80% TWB              any amount greater than
                                80% of taxable wage base,
                                but less than 100% TWB               2.4%

     If the Integration Level is equal to the taxable wage base, the applicable percentage is 2.7%

                                   ----------

     STEP FOUR: Any remaining Company contributions or forfeitures will be allocated to each Participant's account in the ratio each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

The Integration Level shall be equal to the taxable wage base or such lower amount elected by Employer. The taxable wage base is the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan year.

     All contributions made by the Company shall be delivered to the Trustee. The Trustee shall be accountable for all Company contributions received by it, but shall have no duty to require any contributions to be delivered to it or determine if contributions received comply with the Plan.

     The Trustee will maintain a separate account for each Employee to which will be credited the Company contribution and earnings thereon.

     Only Compensation paid or accrued during a Plan Year on and after the date an Employee commenced participation shall be taken into account for purposes of allocating contributions and forfeitures.

     4.2 The Plan shall accept no Employee Contributions designated by the Participant as deductible employee contributions (within the meaning of Section 72(0) (5) (A) of the Code) for a taxable year of the Participant beginning after December 31, 1986.

     4.3 The following limits apply to allocations of Annual Additions:

          (a) Notwithstanding any provision to the contrary contained herein, no allocation of an Annual Addition shall be made to a Participant's account(s) to the extent that such allocation shall cause the Annual Addition to this Plan, and to any other qualified defined contribution plan of the Company (or of any other entity which is a member of a controlled group of entities, as defined in Internal Revenue Code Section 414(b), (c), (m) and
               (o) of which Company is also a member), to exceed the lesser of the Defined Contribution Dollar Limitation or 25% of the Participant's "415 Compensation" within the meaning of Section 415(c)(3) of the Code in any given limitation year. For purposes of applying these limitations, "415 Compensation" shall mean the Participant's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with Company and such other amounts as are specified by Treasury Department Regulation Section 1.415-2(d)(1).

               "415 safe-harbor compensation" shall mean wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amount are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

               (a) Employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

               (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

               (d) other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludible from the gross income of the employee).

          For any self-employed individual compensation will mean earned income.

          For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or includible in gross income during such limitation year.

          Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is permanently and totally disabled (as defined in section 22(e)(3) of the Internal Revenue Code) is the compensation such participant would have received for the limitation year if the participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled participant may be taken into account only if the participant is not a highly compensated employee (as defined in section 414(g) of the Code) and contributions made on behalf of such participant are nonforfeitable when made.

          The Compensation limitation shall also not apply to any contributions for medical benefits (within the meaning of

          Section 419(A)(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition, or any amount otherwise treated as an Annual Addition under Section 415(1) (1) of the Code. The above mentioned dollar limitation shall be adjusted so as to be equal to the maximum dollar limitation for defined contribution plans prescribed by the Secretary of the Treasury or his delegate In the case of a Self-Employed Individual, "Compensation" shall mean the Participant's "Earned Income (within the meaning of Internal Revenue Code Section 401(c)(2), but determined without regard to any exclusion under Internal Revenue Code Section 911) from Company."

          Definitions. For purposes of Section 4.3(a), "Defined Contribution Dollar Limitation" shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

     (b) If the Annual Addition under this Plan to a Participant's account is to be reduced as a result of the above limitation, such reduction shall be effected by:

          (i) first, returning any employee contributions made during the Plan Year which are Annual Additions, (and any earnings attributable thereto),

          (ii) next, allocating a Participant's proportionate share of forfeitures (if any), but not to exceed the limitation on Annual Additions; and

         (iii) finally, allocating Company contributions otherwise allocable to a Participant's account, up to the limitation on Annual Additions provided above, reduced by any forfeitures allocated under (ii) above.

     (c) Company shall endeavor to avoid making contributions which would, if allocated according to the terms of the Plan, result in Annual Additions in excess of the limits described in this paragraph, (an excess amount), but if as a result of the amount of forfeitures to be allocated, or errors in estimating Compensation, or under such other facts and circumstances as the Commissioner of Internal Revenue permits, there is an excess amount, such amount shall be held unallocated in a suspense account and allocated in the next Limitation Year (and succeeding Limitation Years if necessary) to all Participants for whom allocations of contributions or forfeitures would normally be made, and in the manner and up to the limits prescribed by this Article, and shall reduce any Company contribution which would otherwise be made to the Plan. Investment gains and losses shall not be allocated to the suspense account. If it is discovered that an excess amount has been improperly allocated, such amount shall be subtracted immediately from the affected Participant's account (including the earnings allocated as a result of such improper allocation), and held in suspense as described above.

          In the event of termination of the Plan, the suspense account shall revert to the Company pursuant to Paragraph 16.5.

     (d) If in any Limitation Year Company maintains any other qualified defined contribution plan(s), Annual Additions shall be deemed allocated first to any money purchase pension plan and next to any profit sharing plan.

     (e) In any case in which an individual is or has been a Participant in both a defined benefit plan and a defined contribution plan maintained by Company (or by any other entity which is a member of a controlled group of entities, as defined in Code Section 414(b), (c), (m), and
          (o) of which Company Plan is a member), the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year may not exceed 1.0. If any reductions are required in order not to exceed this fraction, they shall be made to the defined contribution plans of Company, first to any profit sharing plan of Company and next to any money purchase pension plan of Company. Such reduction shall be effected by reducing the sum of the current Limitation Year Annual Additions in accordance with the procedure of Subparagraph 4.3(b), so that the Defined Contribution Plan Fraction does not exceed 1.0 minus the defined benefit fraction at the end of the Limitations Year. Any amount received by this reduction shall be held in suspense in accordance with Subparagraph 4.3(c). Provided further, that if this reduction is insufficient to reduce the overall limit to 1.0, then the Defined Benefit Plan Fraction shall be reduced to the extent necessary to bring about compliance.

     (f)  The above limitations are intended to comply with the provisions of
          Section 415 of the Internal Revenue Code as amended so that the maximum benefits provided by plans of the Employer shall be exactly equal to the maximum amounts allowed under Section 415 of the Internal Revenue Code and regulations thereunder. If there is any discrepancy between the provisions of the Section 4.3 and the provisions of
          Section 415 of the Internal Revenue Code and regulations thereunder, such discrepancy shall be resolved in such a way as to give full effect to the provisions of Section 415 of the Code.

     4.4 If a benefit is forfeited because the Participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary.

     4.5 As of the last day of the Plan Year, the fund shall be valued at fair market value, and there shall be added to each Participant's account derived from Company contributions:

          (a) That proportion of the Company's contribution and forfeitures for the year ended for the particular Participant in accordance with Paragraph 4.1; and

          (b) That portion of the net accretions and diminution to the fund by way of income and loss and realized and unrealized gains and losses, which bears the same ratio to the total of such net accretions and diminutions as his account (exclusive of Cash Value) at the preceding Anniversary Date (reduced by any distributions during the Plan Year) bore to the total account of all Participants (exclusive of Cash Value and reduced by any distributions or forfeitures during the Plan Year), plus any increases in Cash Value and less the cost of insurance Contracts allocated to the Participant's account. (During the first Plan Year, such proportion shall be based on the Participant's share of the Company's contribution.)

     4.6 The fact that an allocation shall be made and credited to the account of the Participant, whether by mistake or otherwise, shall not vest in the Participant any right, title or interest in and to any assets, except at the time or times and upon the terms and conditions expressly set forth in the Plan.

     4.7 All allocations shall be made on the basis of the nearest whole dollar and accounting shall be done on the cash basis, modified to take into account accrued contribution receivables. If payment is to be made to a terminated vested participant pursuant to Articles V, VI, VII or VIII on a date subsequent to the relevant valuation date, and insurance premium payments have been made on behalf of said Participant subsequent to said date, the amount payable shall be reduced by that amount of said premium payment, to the extent non-refundable by the Insurer, and increased by the amount of increase in Cash Value, if any, occurring consequent upon said premium payment.

                                  ARTICLE FIVE

                               RETIREMENT BENEFITS


     5.1 A Participant may elect to retire on his Normal Retirement Date, whereupon his eligibility for Company contributions hereunder shall cease. If a Participant remains in the employ of Company subsequent to Normal Retirement Date, contributions shall be made for such Participant. If Company consents, a participant may retire on his Early Retirement Date, whereunder his eligibility for Company contributions hereunder shall cease.

If a Participant separates from service before satisfying the age requirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

In the case of Early Retirement, the vesting schedule shall apply. In the case of Normal Retirement, the total amount credited to an employed Participant's account shall become 100 percent vested at the Participant's Normal Retirement Age. If the Company makes a contribution for a Participant subsequent to such date, such Participant shall be 100 percent vested in that contribution and any earnings thereon.

     5.2 The Trustee shall distribute to a retired Participant the value of his vested amount in accordance with the provisions of Article IX.

                                   ARTICLE SIX

                               DISABILITY BENEFITS


     6.1 Any Participant who has become totally and permanently disabled shall be entitled to retire, effective the first day of the next Plan Year subsequent to the date disability commenced, but payment shall be made only after the Plan Administrator receives written notice of a determination of such disability by a medical certificate issued by a doctor selected or approved by the Plan Administrator. Disability means inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

If elected by the Employer in the Plan, nonforfeitable contributions will be made to the Plan on behalf of each disabled Participant who is not a highly compensated employee (within the meaning of Section 414(q) of the Code.

     6.2 A Participant retiring because of such disability shall receive his total account calculated as of the most recent valuation date. Payment shall be made after the Participant is entitled to retire, and within 6 months of the date on which the Plan Administrator receives notice in accordance with the preceding paragraph, unless the Participant elects to defer commencement of payment, pursuant to Paragraph 9.2, but in no circumstances shall payment be made later than the period prescribed in Paragraph 9.2.

     6.3 In lieu of a determination of disability pursuant to Paragraph 6.1 above, a determination of entitlement for disability benefits under Social Security shall be conclusive evidence of total and permanent disability, but a failure to attain such determination shall not be determinative of any rights to receive disability benefits under this Plan. Recovery from total and/or permanent disability subsequent to entitlement for receipt of benefits under this Article shall not prejudice any right to receive or to continue to receive such benefits.


                                      VI-l

                                  ARTICLE SEVEN

                                 DEATH BENEFITS


     7.1 In the event of the death of a Participant prior to the commencement of payment of his retirement benefits, his death benefit shall be the entire amount in his account (exclusive of Cash Value), as of the most recent valuation date, and the proceeds of any Contract allocated to his account, provided that the death benefit of a Participant who has terminated service with Company shall be equal to his vested interest as computed under Article VIII or Article VI, as the case may be, (exclusive of Cash Value) and the proceeds of any Contracts allocated to his account. Such death benefits shall be paid to his designated Beneficiary as soon as is convenient, but not later than 60 days after the next valuation date.

     (a) If insurance exists as a Trust asset, the following shall apply to the insurance proceeds.

          (1) The Plan Administrator, at the direction of the Participant, shall direct the Trustee to designate a settlement option as permitted in Paragraph 9.3 for the insurance.

          (2)  If no mode of settlement has been selected in accordance with (a)
               (1) above, the Plan Administrator, at the direction of the Beneficiary, shall direct the Trustee to designate a settlement option as permitted in Paragraph 9.3, within 60 days after the day on which a lump sum in full discharge of the death benefit obligation under any insurance Contracts first becomes payable.

               Under no circumstances may the mode of settlement from the insurance proceeds be other than one permitted by Paragraph 9.3.

     (b)  In regard to non-insurance Trust assets, the following shall apply:

          (1) The Plan Administrator, at the direction of the Participant, shall direct the Trustee to designate a settlement option as permitted in Paragraph 9.3 for the Trust assets.

          (2)  If no mode of settlement has been selected in accordance with (b)
               (1) above, the Plan Administrator, after consultation with the


                                      VII-1

          Beneficiary, shall direct the Trustee to designate a settlement option as permitted in Paragraph 9.3 within 60 days after the day on which a lump sum in full discharge of the death benefit obligation first becomes payable.

     7.2 The Beneficiary or successor Beneficiary of any death benefit shall be in accordance with the designation made by the Participant. The Participant shall have the right to designate the Beneficiary or successor Beneficiary by filing a designation of Beneficiary form with the Plan Administrator. At any time, and from time to time, each Participant shall have the unrestricted right to change the designation of the Beneficiary to receive any death benefits hereunder. All designations shall be made in writing on the form required by the Plan Administrator, and shall be filed with the Plan Administrator. If no designation has been made, if the designated Beneficiary has predeceased the Participant, or if the designation of beneficiary is inoperative for any reason as to any part of any death benefit hereunder, then the Participant shall be deemed to have designated the following as his Beneficiary, with priority in the order named:

     (a)  first, to his widow or her widower, as the case may be;

     (b)  second, to his issue, per stirpes;

     (c)  third, to his parents;

     (d)  fourth, to his brothers and sisters, per stirpes; and

     (e)  fifth, to his estate.

Notwithstanding anything to the contrary contained herein, if a Participant is married, no designation of a beneficiary other than the Participant's spouse, or change of designation from a Participant's spouse to someone else shall be valid, unless:

     (a) the Participant's spouse consents in writing to the designation of a specific beneficiary

          (i) Such specific beneficiary will include any class of beneficiaries or any contingent beneficiaries which may not be changed without spousal consent,

          (ii) the spouse may expressly permit designation by the Participant without any further spousal consent

     (b) Spouses consent acknowledges the effect of such election and is witnessed by the Plan Administrator or a notary public.


                                      VII-2

     (c)  Spousal consent shall be effective only with respect to such spouse

          (i) If it is established to the satisfaction of the Plan Administrator that there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election.

          (ii) A revocation of a prior waiver may be made by the Participant without consent of spouse at any time prior to the commencement of benefits. Furthermore the number of revocations shall not be limited.

     7.3 The Trustee shall be designated to receive the proceeds of any Contract which becomes payable upon the death of the Participant. The Trustee may, however, request Insurer to make any beneficiary designation as may be made by the Participant under Paragraph 7.2 above. In such event, the Beneficiary so designated may be revoked only upon the completion of the requirements established by the Insurer, and under the terms of any contracts and rules of the Insurer.

     7.4 Upon the death of a Participant, the Trustee shall take all necessary steps and shall execute all required documents to permit the Beneficiary to collect the death benefits provided, pursuant to the specified method of payment.


                                      VII-3

                                  ARTICLE EIGHT

                               SEPARATION BENEFITS


     8.1 (a) Vesting. A Participant shall have a non-forfeitable right prior to death, total and permanent disability, or Normal Retirement Age in that percentage of his account derived from Company Contributions, including forfeitures, as follows:

             Years of Service               Vested Percentage
             ----------------               -----------------

             Less than 2 years                      0%
             2 years or more                      100%

          Notwithstanding the vesting schedule above, the Vested Percentage of a Participant's Account shall not be less than the Vested Percentage attained as of the later of the Effective Date or adoption date of this amendment and restatement. No Participant shall forfeit any part of his account until the earlier of (a) five (5) consecutive one-year Breaks in Service or (b) a cash-out distribution of the entire vested portion of his account balance derived from Company Contributions, following the Participant's termination of employment. As of the last day of the Plan Year with or within which such Breaks in Service or cash-out distribution has occurred, the nonvested portion of such Participant's account, if any, shall be forfeited and administered as provided in Article IV.

     (b) Distribution: If an employee terminates service, and the value of the employee's vested account balance derived from employer and employee contributions is not greater than $3,500, the employee will receive a distribution of the value of the entire vested portion of such account balance and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the value of an employee's vested account balance is zero, the employee shall be deemed to have received a distribution of such vested account balance. A participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

          If an employee terminates services, and elects, in accordance with the requirements of Article Nine, to receive the value of the employee's vested account balance, the nonvested portion will be treated as a forfeiture. If the employee elects to have distributed less than the entire vested portion of the account balance


                                     VIII-1
          derived from employer contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to employer contributions and the denominator of which is the total value of the vested employer derived account balance.

          If an employee receives a distribution pursuant to this section and the employee resumes employment covered under this plan, the employee's employer-derived account balance will be restored to the amount on the date of distribution if the employee repays to the plan the full amount of the distribution attributable to employer contributions before the earlier of 5 years after the first date on which the participant is subsequently re-employed by the employer, or the date the participant incurs 5 consecutive 1-year breaks in service following the date of the distribution. If an employee is deemed to receive a distribution pursuant to this section, and the employee resumes employment covered under this plan before the date the participant incurs 5 consecutive 1-year breaks in service, upon the reemployment of such employee, the employer-derived account balance of the employee will be restored to the amount on the date of such deemed distribution.

     (c) Administration of Participants' Accounts. No share of gains or losses shall be credited to the forfeitable portion of a Participant's account, if any, after the last valuation date prior to the date the forfeiture occurs, until the next valuation date following the date, if any, as of which the Participant's account is restored.

          Following completion of distributions, a Participant's account derived from Company contributions shall be cancelled, as of the date the non-vested portion of his account, if any, would be forfeited.

          If the Participant is not vested in any portion of his account, upon forfeiture the account shall be cancelled.

          If the Participant is vested in all or a portion of his account, and no distribution is made following termination of employment or the occurrence of a 1 year Break in Service, a 100% vested account shall be maintained for his vested interest in the Plan, as of the date the nonvested portion of his account, if any, would be forfeited. If this account is subsequently distributed, upon completion of payment the account shall be cancelled.


                                     VIII-2

          Subject to Subparagraph 8.1(d) below, if the Participant, subsequent to cancellation of his account, becomes eligible at a later date to share in Company Contributions (including forfeitures) and earnings thereon, they shall be allocated to a newly established regular account.

     (d) Restoration of a Participant's Accounts Following Forfeiture. The concept "Restoration of a Participant's Account" does not apply in the case of a Participant who was already 100% vested in his account prior to the occurrence of an event (distribution or incurrence of a 1 year Break in Service) which would otherwise cause a forfeiture.

          Only the amount in an account which has been forfeited is subject potentially to restoration. Such an amount shall be equal to the amount forfeited to the Trust, unadjusted for gains or losses, and shall be termed the "Restoration Amount."

          If a Year of Service is credited to a Participant following an event causing forfeiture, restoration of the amount forfeited is possible, provided that said Year of Service is not preceded by the incurrence of a period of 5 or more consecutive 1 year Breaks in Service.

          A possible restoration automatically will become an actual restoration, if no distribution has occurred with respect to the vested portion of the affected Participant's account deriving from Company Contributions.

          If distribution of all of a Participant's vested account deriving from Company Contributions has occurred, in order for a possible restoration to become an actual restoration, the Participant must repay the full amount of the distribution. Such repayment may be made no later than the later of: the end of the 5 year period following distribution, or the end of the Vesting Computation Period within which the Participant has the 5th of 5 consecutive 1 year Breaks in Service. In the event the Participant repays the distribution within the time allowed, Company shall add the amount of repayment to the amount in the Participant' s account.

          An actual restoration shall occur on the date as of which Company Contributions, if any, would be allocated, coincident with or next following the fulfillment of all conditions required for restoration, and such date shall be termed the "Restoration Date". The Restoration Amount shall be derived from Company contributions, which shall accrue as of the Restoration Date. Said Company


                                     VIII-3

          Contributions shall be paid no later than the Plan Year following the end of the Plan Year in which the contribution is accrued, notwithstanding any absence of profits of Company.

          No repayment by any Participant and no Restoration Amount shall constitute Annual Additions under the Plan.

          It shall be the duty of the Plan Administrator to give timely notification to any rehired Employee, if such Employee is eligible to make repayment, of his right to make repayment.

          In the event a restoration of a Participant's account following forfeiture occurs, service performed both prior to and subsequent to the forfeiture shall be credited, to determine his vested interest in his entire account derived from Company contributions.

          If an Employee has the right to repay a distribution, service performed prior to forfeiture may not be disregarded, whether or not repayment is made, for purposes of determining the Participant's vested interest in account allocations made subsequent to the date of forfeiture.

          If an Employee is rehired prior to a 1 year Break in Service, and if no distribution has been made to such Employee in accordance with Subparagraph 8.1(b), for purposes of determining the Employee's vested interest in both his pre-termination and post-termination account allocations under the Plan, service performed prior to termination shall be taken into account.

          If an Employee completes a Year of Service after a Break in Service consisting of 5 or more consecutive 1 year Breaks in Service, whether or not a distribution has been made to such Employee, for purposes of determining the Employee's vested percentage in his account allocated to him before such break, post-break Years of Service shall not be credited, but pre-break Years of Service shall be credited to determine the Employee's vested percentage in post-break account allocations, unless the rule of parity provided in Subparagraph 8.2
          (a) applies.

          Separate accounts will be maintained for the Participant's pre-break and post- break Employer derived account balance. Both accounts will share in the earnings and losses of the fund.


                                     VIII-4

     8.2 For purposes of determining Years of Service under Paragraph 8.1 above, all Years of Service with the Company are to be credited for purposes of vesting, except:

     (a) Years of Service prior to any period of consecutive 1 year Breaks in Service, if the Employee was not vested in benefits deriving from Company Contributions at the time he incurs a period of consecutive 1 year Breaks in Service, and his number of consecutive 1 year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of his Years of Service, whether or not consecutive, completed before such period of consecutive 1 year Breaks in Service.

     (b) Years of Service prior to any period of consecutive 1 year Breaks in Service, until the Participant has completed 1 Year of Service after such period.

     (c) Years of Service during any period for which the Company did not maintain this Plan or a predecessor plan.

     (d)  Years of Service completed by an Employee before he attains age 18.

     8.3 The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Article. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such election. Then such Participant shall not be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

     (1)  the adoption date of the amendments,
     (2)  the effective date of the amendment, or;
     (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

     8.4 A Participant having at least 5 Years of Service with the Company, prior to the expiration of the election period described below, may elect to have his vested portion computed under the Plan, without regard to any subsequent amendment to the vesting schedule. An amendment to the vesting schedule includes any amendment which directly or indirectly affects the computation of the vested percentage of an Employee's account balance, and includes any change resulting from the operation of Paragraph 18.4. Such an election shall be irrevocable, and must be filed with the Plan Administrator no later than 60 days after the day


                                    VIII - 5
the Plan amendment is adopted, or becomes effective, or the Participant is issued written notice of the amended vesting schedule by the Plan Administrator (whichever last occurs). In the event that a Participant makes the election as hereinabove provided, the vesting schedule in effect prior to the amendment of the vesting schedule shall apply to determine the vested percentage of such participant's account.

Notwithstanding the above, no election shall be permitted if the vesting schedule in effect prior to the amendment did not satisfy the requirements of Internal Revenue Code Section 411(a)(2), unless under such schedule all Participants are at least 50 percent vested after 10 Years of Service and 100 percent vested after 15 Years of Service. Furthermore, no election shall be allowed to any Participant whose vested percentage under the Plan, as amended, cannot be less at any time than such percentage determined without regard to such amendment.

If the Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the provisions of Article Eighteen will supercede any conflicting provisions in the Plan.

     8.5 Any Participant who has terminated employment or who is no longer a member of an eligible class of Employees, and who is entitled to a deferred vested benefit under the Plan, and who has not received a distribution of such benefit by the end of the Plan Year following the Plan Year in which such termination of employment or eligibility occurred, shall be given notification of the following by the Plan Administrator: the amount of his vested benefit, the amount of his pre-retirement death benefit, the Normal Retirement Date of the Plan, any benefits which are forfeitable if the Participant dies before a certain date, and such other information as may be prescribed by regulations issued by the Secretary of the Treasury or his delegate.


                                    VIII - 6

                                  ARTICLE NINE

                               PAYMENT OF BENEFITS


     9.1 When a Participant's employment is terminated, the Plan Administrator shall determine his vested accrued benefit. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to employer contributions, employee contributions (or both) at the time of death or distribution. For purposes of this Article, Vested Accrued Benefit shall mean the value of the Participant's vested accrued benefit derived from employer and employee contributions (including rollovers). If the full amount of his vested interest is not to be distributed immediately to the Participant, the Plan Administrator shall cause such Participant's interest to continue to be separately accounted for on the books and records of the Plan. Until the full amount of his vested interest shall have been distributed to the Participant in accordance with the terms hereof, there shall be added to the balance of such Participant's account the income earned by his account. The Plan Administrator may direct the trustee to place the value of such account in one or more federally insured bank or savings and loan accounts (including certificate of deposit accounts), in the name of the Trustee, in trust for said Participant, in which case the interest shall be credited to his account at such times as are provided by the account but at least annually. In the absence of such direction, Trustee, in its discretion, shall invest the account proportionately as Trustee determines, and income and loss shall be allocated as provided in Subparagraph 4.5(b). The Trustee may charge against such account a prorata portion of the fees and expenses incurred in the administration of the Plan.

     9.2 Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan year in which:

     (a)  the Participant attains age 65 (or Normal Retirement Age, if earlier),

     (b) occurs the 10th anniversary of the year in which the Participant commenced participation if the Plan, or

     (c)  the Participant terminates service with the Employer

     All distributions must commence by the required beginning date.

          (1) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

          (2) Transitional rules. The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (a) or (b) below:

               (a) Non-5-percent owners. The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

               (b) 5-percent owners. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                    (i) the calendar year in which the participant attains age 70 1/2, or

                    (ii) the earlier of the calendar year with or within which ends the plan year in which the participant becomes a 5-percent owner, or the calendar-year in which the participant retires.

     The required beginning date of a participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

          (a) 5-percent owner. A participant is treated as a 5-percent owner for purposes of this section if such participant is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the plan is top-heavy) at any time during the plan year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent plan year.

          (b) Once distributions have been to a 5-percent owner under this section, they must continue to be distributed, even if the participant ceases to be a 5-percent owner in a subsequent year.

     Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable within the meaning of Article Nine of this Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

     Trustee may make payments at an earlier date than herein above set forth, for reasons of death, disability, early retirement or termination of service; provided, however, that all Participants shall be treated alike under like circumstances.

     A Participant may make an election to defer commencement of payment of benefits beyond the latest of the dates given above, provided that the election is made in writing, signed by the Participant, and submitted to the Plan Administrator prior to the close of the Plan Year following which payment of benefits would otherwise commence. If payment is to be other than in the form of a qualified joint and survivor annuity, the decision of the Participant as to the form in which the benefit shall be payable shall be required as provided in Subparagraph 9.3(d). In no event may an election be made which would violate the restrictions contained in Subparagraph 9.3(d) or which would defer commencement of benefits beyond April 1st of the calendar year following the calendar year in which he attains age 70 1/2.

     If a Participant has separated from service with a vested benefit before the first day of the next Plan Year after attaining his Early Retirement Date, he is entitled at that date to receive a benefit equal to the benefit to which he would be entitled at the Early Retirement Date.

     9.3 The Plan Administrator shall take action as may be necessary to provide a settlement of Participant's account. All modes of settlement, basic and optional, are available to Participants or Beneficiaries under Articles V, VI and VII as provided herein. Payments made under Article VIII shall be in the form of complete lump sum payments only.

     (a) The basic mode of settlement for a Participant married on the "annuity starting date" and who does not die before the "annuity starting date" shall be a qualified joint and survivor annuity contract, providing for non-increasing payments of an actuarially equivalent value of the Participant's vested Account Balance. Benefits will be distributed in the form of a qualified joint and survivor annuity to a married Participant, unless both the Participant and his spouse elect in writing not to have his benefits paid in that form. If the Participant is unmarried, benefits will be provided in the form of an annuity for the life of the Participant, unless the Participant elects in writing not to receive benefits in that form. The election must comply with the provisions of this Section as if it were an election to waive the qualified joint and survivor annuity by a married Participant, but without the spousal consent requirement.

          A qualified joint and survivor annuity is an annuity for the life of the Participant, with a survivor annuity for the life of his spouse, which is not less that 50 percent and not greater than the 100 percent of the annuity payable during the joint lives of the Participant and spouse, and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50 percent (unless a different percentage is elected by the Employer in the Plan).

          Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant in writing without the consent of the spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

          For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

     (b) During the election period described below, both the Participant and his spouse, if any, acting jointly, or his surviving spouse if the Participant is deceased, may elect in writing not to receive benefits under the Plan in the basic mode of settlement. In the event that both the Participant and his spouse, if any, or the surviving spouse, make the above election, any death benefits under the Plan shall be paid as provided in Article VII, and any retirement benefits shall be paid as provided under Subparagraph 9.3(d) below.

          The Plan Administrator shall furnish to each Participant or surviving spouse, in writing, no less that 30 days and no more than 90 days before the "annuity starting date", the following basic information:

               A general description of the terms and conditions of the qualified joint and survivor annuity, or a single life annuity, if applicable; the circumstances in which it will be provided unless the Participant and his spouse, if any, or the surviving spouse, elect in writing not to have benefits provided in that form; the rights of the Participant's spouse with respect to such an election; the availability of such election (and the right to revoke such an election); a general explanation of the relative financial effect on a Participant's or surviving spouse's benefit of such an election (or its revocation); and the availability of additional information, to be furnished within 30 days from the date of the participant's or surviving spouse's written request, on the specific terms and conditions of the qualified joint and survivor annuity, or the single life annuity, if applicable, and the specific financial effect on the particular participant or surviving spouse of making the above election (or revoking it). The Participant or surviving spouse must make such written request for additional information so that it be received by the Plan Administrator no later than 90 days prior to the annuity starting date.

          Such basic information may be furnished to a participant or surviving spouse at any time, but even if the information has been previously provided, it must be furnished by mailing or personal delivery so as to be received on or about the 180th day before the Participant or surviving spouse reaches the Annuity Starting Date.

          The election period shall be the 90 day period ending on the Annuity Starting Date.

          Any election made by the participant or his surviving spouse, as the case may be, may be revoked in writing during the applicable election period, and after such election has been revoked, another election may be made during the applicable election period.

          All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Section 401(a) (9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Income Tax Regulations. Code Section 401(a)(9) will override any inconsistent distribution option contained in the Plan.

          Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code
          Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     (c) Unless both a married Participant and his spouse, or a surviving spouse, if the Participant is deceased, elect in writing during the period described below not to have survivor benefits provided in this form, a qualified preretirement survivor annuity will be payable to the Participant's spouse for life, upon the death of the Participant, in the event that he is vested and dies before the Annuity Starting Date. In the event that both the Participant and his spouse acting jointly, or the surviving spouse, make the above election, any death benefits under the Plan shall be paid as provided in Article VII, and any retirement benefit shall be paid as provided in Subparagraph 9.3(d) below. The Participant's spouse may direct that payment of the pre-retirement survivor annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 9.3. The qualified pre-retirement survivor annuity shall be an annuity for the life of the surviving spouse of the Participant, in an amount which can be provided by the Participant's death benefit, but not less in present value than the amount the spouse would have received, had the Participant retired on the day before his death, and had commenced receiving benefits under a qualified joint and survivor annuity, which provided a survivor annuity in an amount equal to the amount of the annuity payable during the joint lives of the Participant and his spouse.

          In no event, however, shall the early survivor annuity be in an amount greater than that which can be purchased by the present value of the Participant's Account Balance, at the time for commencement of payment of such survivor benefit, less the Cash Value at such time of any contract payable to a named person (other than the Trustee) who is not the spouse of the Participant, provided that the spouse has consented to such designation.

          In the case of a qualified pre-retirement survivor annuity as described in Section 9.3(c) of this Article, the Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the qualified pre-retirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of
          Section 9.3(b) applicable to a qualified joint and survivor annuity.

          Election period shall mean the period which begins on the first day of the plan year in which the participant attains age 35 and ends on the date of the participant's death. If a participant separates from service prior to the first day of the plan year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

          Pre-age 35 waiver: A participant who will not yet attain age 35 as of the end of any current plan year may make a special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the plan year in which the participant will attain age 35. Such election shall not be valid unless the participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under section 5.1. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the plan year in which the participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this article.

          In the event the death benefit is not paid in the form of a pre-retirement survivor annuity, it shall be paid to the Participant's Beneficiary by one of the optional methods, as elected by the Participant (or if no election has been made prior to the Participant's death by his Beneficiary), subject to the rules specified in Section 9.3(d).

          Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If the death benefit is paid in the form of a pre-retirement survivor annuity, then distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 9.3 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

          However, the 5-year distribution requirement of the preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary. In such event, such portion may, at the election of the Participant (or the Participant's designated Beneficiary), be distributed over a period not extending beyond the life of such designated Beneficiary: the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's spouse (determined as of the date of the Participant's death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

          For purposes of Section 9.3(c), the election by a designated Beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated Beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated Beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated Beneficiary, the 5-year distribution requirement shall apply.

          Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Code
          Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     (d) If the married Participant and his spouse elect not to receive payment in the form of a qualified joint and survivor annuity, or if the Participant is not married at the time benefits commence, and has elected not to receive benefits in the form of a life annuity, the Plan Administrator, upon consultation with the Participant, shall provide a settlement from among the optional modes of settlement provided below, and in conformity with the following requirements:

          (1) All modes of settlement, both basic and optional, shall have an equal present actuarial value at the time of commencement of payment.

          (2)  No optional settlement shall be allowed for payments due under
               Article V and VI, under which the actuarial present value of the payments to be made to the Participant and his Beneficiary, except in the case of a distribution over the joint life and last survivor expectancy of the Participant and his spouse, is not more than 50 percent of the actuarial present value of the total payments to be made to the Participant and his Beneficiaries. No insurance contract distributed as provided below may permit the time, amount or duration of payment to be not in conformity with the above restriction.

          (3) At any time after payments commence, but before the April 1st of the calendar year following the calendar year in which he attains age 70 1/2, a Participant may request, and the Plan Administrator may permit, a change in the optional mode of settlement.

     The following optional modes of settlement are provided:

          (1) Payment of all or (in the case of (5) below) part of the Participant's vested accrued benefit in a lump sum.

          (2) Payments over the lifetime of the Participant or the life of the Participant and his Beneficiary.

          (3) Payments in annual, semi-annual, quarterly or monthly installments over a period certain not extending beyond the life expectancy of the Participant, or beyond the joint life and last survivor expectancy of the Participant and his Beneficiary, with such expectancy being computed by use of the expected return multiples contained in Treasury Regulation Section 1.72-9, or, in the case of payments by Insurer, the period computed by use of the mortality tables utilized under the contract. For purposes of this subsection (3) and subsection (4) below, the life expectancy of the Participant and his Beneficiary (if the Beneficiary is the spouse of the Participant) may be redetermined annually.

          (4) In the form of a non-transferable annuity Contract providing payments over a period described in (2) or (3) above, in either non-increasing payments, or at a rate which satisfies the requirements contained in subparagraph (e) below.

          (5)  Any combination of the above.

     (e) In the event a distribution is to be made to a minor, then the Plan Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

     (f) "Spouse", for purposes of any spouse survivor benefits payable, under any joint and survivor annuity mode of settlement available under this Plan, shall mean "the Spouse of the Participant on the date payment of benefits commences."

     (g) Notwithstanding anything to the contrary contained herein, no qualified joint and survivor annuity, and no qualified pre-retirement survivor annuity will be paid, and no optional mode of settlement will be available if the present value of such benefit does not exceed $3,500 prior to the Annuity Starting Date. Such value will be distributed in a lump sum immediately upon determination of the amount due on account of retirement (including disability retirement) or death. If the present value of such benefit exceeds $3,500, the written consent of the Participant and his spouse, if any, is required before the commencement of distribution of such benefits.

          Actuarial equivalence shall be determined by the Plan Administrator on the basis of consistently applied reasonable actuarial factors. Such factors shall be the same for all Participants retiring during the same Plan Year, but they may be adjusted from year to year in order to remain reasonable. But in no event will a rate of interest be used greater than the interest rate which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

          Notwithstanding the foregoing, only the participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the participant pursuant to section IX of the plan, only the participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the participant nor the participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a) (9) or section 415 of the Code. In addition, upon termination of this plan if the plan does not offer an annuity option (purchasing from a commercial provider) and if the employer or any entity within the same controlled group as the employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code), the participant's account balance may, without the participant's consent, be distributed to the participant. However, if any entity within the same controlled group as the employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) then the participant's account balance will be transferred, without the participant's consent, to the other plan if the participant does not consent to an immediate distribution.

          An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains or would have attained if not deceased) the later of Normal Retirement Age or age 62.

          For purposes of determining the applicability of foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Section 72(o)(5)B) of the Code.

     9.4 All payments hereunder shall be made in cash, securities or such other property as the Plan Administrator may determine in its sole and absolute discretion.

     9.5 A claim for benefits must be filed before payment of retirement, disability, or death benefits will commence. A claim shall be deemed filed when a Participant, or Beneficiary, in the case of death benefits, or their authorized representative, requests, orally or in writing, payment of benefits due under the Plan. The claim may be filed with the Plan Administrator or any officer of the Company; or if the Company has an organizational unit which customarily handles Employee benefit matters, with any person employed in such unit. In the event that a claim for benefits is filed, the Plan Administrator, within 90 days after the claim is filed, shall give notice of the decision on the claim; and if notice on the denial of a claim is not furnished, and the claim has not been granted within the 90 day claims proceeding period, the claim shall be deemed denied for the purpose of processing to the review stage as hereinafter described.

     (a) The 90 day time period mentioned above may be extended by the Plan Administrator for an additional 90 days, if special circumstances require an extension of time for processing the claim. If an extension is required, the Plan Administrator shall furnish written notice of the 90 day extension to the claimant prior to the termination of the initial 90 day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

     (b) The Plan Administrator shall provide to every claimant who is denied a claim for benefits written notice setting forth:

          (1)  The specific reason or reasons for the denial,

          (2) The specific reference to the pertinent Plan provisions on which the denial is based,

          (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

          (4)  An explanation of the Plan's claim review procedure.

     (c) In the event that the claim of the Participant or Beneficiary is denied, the claimant or his duly authorized representative may request a review of the denied claim by means of a written application for review delivered to the Plan Administrator. Pursuant to this right to review, the claimant or his duly authorized representative may review pertinent documents and submit issues and comments in writing.

     (d) Any request for review of a denied claim must be filed no later than 60 days after the earlier of receipt by the claimant of written notification of denial of a claim, or the expiration of the 90 day claims processing period, including any extension thereof.

     (e) In the event a request for review has been made as herein above provided, the Plan Administrator shall make a decision on the request for review within 60 days after the receipt by the Plan Administrator of the request for the review, unless special circumstances require an extension of time for processing the review, in which case the Plan Administrator shall render a decision as soon as possible, but in no event later than 120 days after the Plan Administrator has received the request for review.

          If an extension is required, the Plan Administrator shall furnish written notice of the extension to the claimant prior to the commencement of the extension. The decision on review shall be furnished to the claimant in writing within the time for review and shall include specific reasons for the decision, as well as specific references to the pertinent Plan provisions on which the decision is based.

     9.6 If the Plan Administrator is unable after diligent search to locate a Participant or Beneficiary to whom a benefit is due under the provisions of this Plan, such benefit shall be forfeited on the last day of the Plan Year in which such search is concluded, and such forfeiture shall be administered in accordance with Article IV. If a claim is made subsequently by such Participant or Beneficiary for the forfeited benefit, such benefit shall be restored in full.

     9.7 The Plan Administrator shall, when making a distribution qualifying for rollover to an eligible retirement plan, provide to the recipient a written explanation of the provisions under which such distribution will not be subject to tax, if transferred within 60 days after the date of distribution, and, if applicable, the provisions relating to 10 year averaging and capital gains treatment of lump sum distributions.

                                   ARTICLE TEN

                               SPENDTHRIFT CLAUSE


     10.1 The provisions of this Plan are intended as personal protection for the Participant. A Participant shall not have any right to assign, anticipate or hypothecate any assets held for his benefit, including amounts credited to his account, except as security for a loan from the Plan to the Participant. The benefits under this Plan shall not be subject to seizure, legal process or be in any way subject to the claim of the Participant's creditors, including, without limitation, any liability for contracts, debts, torts, alimony or support of any relatives, except that the Plan has the right to recover overpayments of benefits previously made to a Participant. None of the Plan's benefits or the Trust's assets shall be considered an asset of the Participant in the event of insolvency or bankruptcy. However, the proscription above does not apply to Qualified Domestic Relations Orders as defined in Code Section 414(p).

     10.2 Notwithstanding the provisions of this Article, the Plan Administrator and/or Trustee is hereby authorized to comply without objection to any Qualified Domestic Relations Order.

     10.3 A Domestic Relations Order is defined as any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant (an Alternate Payee), and is made pursuant to a State Domestic Relations Law (including a Community Property Law).

     10.4 A Qualified Domestic Relations Order is a Domestic Relations Order which establishes or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable to a Participant under the Plan, and which meets the following conditions:

     (a)  The Order clearly specifies:

          (i) The name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

          (ii) The amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

         (iii) The number of payments or period to which such order applies;
               and

          (iv) Each plan to which such order applies.

     (b)  The Order does not require the Plan to provide:

          (i) Any type or form of benefit, or any option, not otherwise provided under the Plan, except as provided in Paragraph 10.5 below;

          (ii) Increased benefits (determined on the basis of actuarial value);
               or

         (iii) Payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

     10.5 A Qualified Domestic Relations Order may require that payments or benefits be made to an Alternate Payee on or after the date the Participant attains (or would have attained) the date which is 10 years before Normal Retirement Age, even if still employed, as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of benefits earned to such date, and not taking into account the present value of any employer subsidy for early retirement), and in any form in which such benefits may be paid under the plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and her subsequent spouse). In determining present value, the interest assumption used shall be as specified in any definition of actuarial equivalence or, if none, 5 percent.

     10.6 A Qualified Domestic Relations order may provide that (a) a Participant's former spouse shall be treated as a surviving spouse of such Participant for purposes of the qualified joint and survivor and qualified pre-retirement survivor provisions of the Plan, and (b) such surviving spouse shall be treated as meeting any minimum marriage requirements for such benefits, if married for at least 1 year.

     10.7 The Plan Administrator shall, within 30 days, notify the Participant and any other Alternate Payee of the receipt of a Domestic Relations Order, and the Plan's procedures for determining whether such order is a Qualified Domestic Relations Order. Said procedure shall consist of requesting within 30 days of receipt of such order, and obtaining within 30 days therefrom, an opinion from counsel on such matter. Within 90 days of receipt of the order, unless the Plan Administrator requests a second opinion, in which case the period of notification shall be extended for an additional 90 days, the Plan Administrator shall either adopt an opinion of counsel as his own, or reject it in his sole discretion, and notify the Participant and each alternate payee of his determination. Any party affected by this determination may appeal the Plan Administrator's determination, and such appeal shall be subject to the provisions contained in Paragraph 9.5 herein pertaining to appeals of claim determinations.

     10.8 During any period in which it is being determined whether or not a Domestic Relations Order is a Qualified Domestic Relations Order, the Plan Administrator shall segregate in a separate account the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If within 18 months the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto, but if within said period the issue is not resolved, or if it is determined that the order is not a Qualified Domestic Relations Order, the Plan Administrator shall pay or credit the segregated amounts (plus any interest thereon) to the person or persons who would have been paid or credited if there had been no Order. Any determination made after the 18 month period that an order is a Qualified Domestic Relations Order shall be applied prospectively only.

                                 ARTICLE ELEVEN

                               INSURANCE CONTRACTS


     11.1 Trustee shall, within 60 days after being directed by the Plan Administrator, by uniform procedures applicable to all Participants, and with due regard to the preference of each Participant, purchase paid-up or annual premium life insurance, endowment, retirement income or annuity Contracts for the benefit of each Participant. The terms of any annuity Contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. Each Participant has the right to direct the Plan Administrator to have the Trustee purchase Contract(s) on his life, to specify the amount of premium on such Contract and type of Contract (subject to the limitations of this Article and the underwriting limitations of the Insurer selected by Trustee), or to waive any such purchase contemplated by the Plan Administrator.

The Trustee shall apply for and will be the owner of any insurance contract purchased under the terms of this plan. The insurance contract(s) must provide that proceeds will be payable to the trustee, however the trustee shall be required to pay over all proceeds of the contract(s) to the participant's designated beneficiary in accordance with the distribution provisions of this plan. A participant's spouse will be the designated beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article Nine, Joint and Survivor Annuity Requirements, if applicable. Under no circumstances shall the trust retain any part of the proceeds. In the event of any conflict between the terms of this plan and the terms of any insurance contract purchased hereunder, the plan provisions shall control.

          (a) Ordinary life-For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than 1/2 of the aggregate employer contributions allocated to any participant will be used to pay the premiums attributable to them.

          (b) Term and universal life-No more than 1/4 of the aggregate employer contributions allocated to any participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

          (c) Combination-The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate employer contributions allocated to any participant.

If any Company contributions to any Participant's account are applied to pay premiums on both ordinary life insurance and term life insurance policies, the total of the term life insurance premiums and one-half of the ordinary life insurance premiums shall be less than 25 percent of the total Company contributions and forfeitures allocated to such Participant's account. Solely for purposes of computing the limitations contained in this paragraph, contributions made by Company prior to the end of the Plan Year shall be deemed allocated to specific Participant accounts. [Notwithstanding anything hereinabove to the contrary, amounts credited to a Participant's Qualified Voluntary Employee Contribution Account shall not be applied to the purchase of life insurance contracts.]

The limits contained in this Paragraph on the aggregate amount of the premiums paid on all ordinary and term life insurance shall apply only to the use of trust funds accumulated for 2 years or less after their allocation to a participant's account. No limits apply to trust funds accumulated more than 2 years.

     11.2 If at any time the Trustee shall be unable to pay all or any portion of the premiums for any reason, the Trustee shall be empowered in his sole and absolute discretion to borrow prorata all or any portion of the required payment from the Insurer on the security of the Contract, or to convert the Contract into a paid-up policy, or to cash in the Contract.

     11.3 Trustee shall convert the entire value of any life insurance Contract at or before retirement into cash or an annuity to provide periodic income, so that no portion of such value may be used to continue lifetime insurance protection beyond retirement, or Trustee may distribute the Contract to the Participant. If a Participant terminates employment prior to retirement, such conversion shall take place no later than one year after the date any benefits would, if forfeitable, be forfeited pursuant to Paragraph 8.1, but if a distribution is made to such Participant prior to that time, the Trustee shall, if directed by the Plan Administrator, distribute the Contract to the Participant. However, any annuity Contract distributed here from must be nontransferable. In the event that the Participant is less than 100% vested in his account balance at the time of distribution, the Trustee shall, if so directed by the Plan Administrator, allocate the Participant's vested interest first to the cash value of the Contract, after determining the total dollar value of his vested interest, with any value of his vested interest in excess of the cash value of the Contract to be allocated to the remaining portion of his account. If after making the above allocation, the Participant's vested interest in the contract is less than the total cash value, the Trustee shall, as directed by the Plan Administrator, either take a loan against the Contract for the amount of the non-vested cash value and then distribute the Contract, or sell the Contract to the Participant for an amount equal to the difference between the total cash value and the participant's vested interest therein.

     In the event the Contract has no cash value, the Trustee shall, when directed by the Plan Administrator, distribute the Contract to the terminated Participant if he so requests, whether or not such Participant is vested in all or any portion of his account.

                                 ARTICLE TWELVE

                    RIGHT TO ALTER, AMEND OR TERMINATE TRUST


     12.1 The Company shall have the right at any time to discontinue its contributions hereunder, and to terminate or partially terminate this Plan and Trust. In the event that Company shall be legally dissolved, or declared bankrupt, shall make a general assignment for the benefit of creditors, or merge into or with another company which shall not assume the obligations of this Agreement, this Plan shall automatically terminate.

     In the event the Plan and Trust is automatically terminated as provided above, or in the event that subsequent to the voluntary termination of the plan by Company, any of the events causing automatic termination occur prior to the final and complete distribution of assets from the Trust, Trustee shall automatically be vested with all rights, powers and duties otherwise reserved in this Agreement and Trust to Company, Plan Administrator and Named Fiduciary, including but not limited to the right to amend this Agreement and Trust, to liquidate the Trust, and to continue the Plan and Trust in force.

     12.2 The Company reserves the right to amend this Plan and Trust in writing at any time without the consent of any Participant or Beneficiary; provided, however, that no amendment to this Plan or Trust shall deprive any Participant or Beneficiary (including any Participant or Beneficiary who is already receiving benefits) of any vested interest herein, except as may be allowed by Federal Law, nor shall such amendment increase the duties or obligations of the Trustee herein except with his consent. Further provided, that to the extent required by Federal Law, subject to regulations issued by the Secretary of the Treasury, no amendment to this Plan and Trust shall be permitted which has the effect of: (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy for a Participant who satisfied (either before or after the amendment) the pre-amendment conditions for the benefit or subsidy, or (b) eliminating an optional form of benefit, in both cases with respect to benefits attributable to service before such amendment.

     12.3 This Plan may not merge or consolidate with, or transfer assets or liabilities to, any other plan unless each Participant in the Plan would, if the plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit that such Participant would have been entitled to receive immediately


                                      XII-1
before the merger, consolidation or transfer if the Plan had then terminated.

     12.4 In the event of partial or complete termination of this Plan and Trust, or upon the complete discontinuance of Company contributions under the Plan, the Trustee shall, when so directed by the Plan Administrator, distribute the assets of the fund to the Participants affected or their Beneficiaries. The Plan Administrator may but is not required to grant each Participant the right to elect in an irrevocable election to receive a complete distribution from his account. Failure to elect such a distribution shall constitute an irrevocable election to defer distribution until the times specified with regard to death, disability and retirement payments as provided in this Plan or in any successor Plan, and Trustee is hereby precluded from making distributions at any earlier time to any Participant who fails to elect complete distribution and whose employment with Company has not terminated. Said election shall take place during a period of time, not exceeding 60 days, prescribed by the Plan Administrator and communicated to Plan Participants. Alternatively, the Plan Administrator may direct that complete distributions be made to all participants affected or their Beneficiaries, or that all distributions be made as set forth in the other provisions of the Plan and Trust. Distributions shall be made in cash, unless the Plan Administrator directs the Trustee to make distributions in securities or other property (including Contracts on the lives of Participants). In the absence of any direction to make distribution to all Participants and/or Beneficiaries, the Plan and Trust will continue in force, and distributions will be made in the same manner and under the same conditions as set forth in the Plan and Trust, and the Plan and Trust will not terminate until all the assets of the Trust have been distributed. It is the intent of the parties that the exempt status of the Trust under Section 501 of the Internal Revenue Code of 1986, as amended, will continue.

     12.5 Upon the date of termination of the Plan, partial termination of the Plan, or complete discontinuance of contributions, the rights of each affected Participant to the amount credited to his account at such time shall be fully vested, except as provided in Article XVI. If any funds (other than Company contributions or forfeitures not required to be allocated to meet the liabilities of this Plan) have not been allocated prior to date of termination, partial termination, or complete discontinuance of contributions, such funds shall be allocated on the earlier of the date of liquidation of the Trust, or the next regular allocation date pursuant to Paragraph 4.5, and subject to the limitations provided in Paragraph 4.3. Any investment earnings and realized or unrealized gains and losses subsequent to such allocation date shall likewise be allocated


                                      XII-2
pursuant to Paragraphs 4.5 and 4.3, at least annually and, in any event, as of the date of final and complete distribution.




                                      XII-3

                                ARTICLE THIRTEEN

                                      LOANS

     13.1 Trustee, upon application from any Participant or Beneficiary, in accordance with a uniform nondiscriminatory policy, may make a loan or loans to such Participant or Beneficiary.

     13.2 Loans will be limited to the lesser of:

          (i) 1/2 of the present value of the Participant's nonforfeitable account balance (except that loans of up to $10,000 may be made to participants if these loans are adequately secured and are not in excess of the present value of the Participant's total accrued benefit);

          (ii) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of all loans from the Plan on the date the loan is made.

     13.3 Loans must be made available to all Participants and Beneficiaries on a reasonably equitable basis and the availability shall be communicated to all Participants. Loans shall not be made available to Highly Compensated Employees in an amount greater than that made available to other Employees.

     13.4 A reasonable rate of interest shall be charged on each loan. What is reasonable depends on factors such as the amount of loan, adequacy of security, duration of loan, repayment schedule, current market conditions, variable or fixed rate of interest, what is customary in similar arm's length transactions in the community; ie, average rate charged by area commercial banks for the same type of consumer loan, and other economic and time factors.

     13.5 All loan agreements shall provide for repayment within five (5) years from the date of the loan, unless the loan is used to acquire the Participant's primary residence.

     13.6 All plans of any affiliated employers and related businesses are to be combined for the purpose of maximum limits on loans.

     13.7 All loans must be evidenced by a written loan agreement signed by all relevant parties to the loan and evidenced by a promissory note of the borrower where the borrower personally


                                     XIII-1
guarantees the repayment of the loan and secures the loan on the Participant's account balance.

     13.8 An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan will be treated as a loan.

     13.9 A Participant's spouse must consent in writing for a Participant to use any part of his account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90 day period ending on the date the loan is made. The consent must acknowledge the effect of the loan and must be witnessed by a plan representative or notary public. The consent is binding with respect to the loan for which it is given, on any subsequent spouse. A new consent shall be required if the loan is revised, renegotiated, renewed or extended.

     13.10 Loans may not be made to Owner-Employees or Shareholder-Employees as defined in Code Section 1379.

     13.11 The loan document must provide for payments to be made at least quarterly in a level amount, which will fully amortize the loan over its duration.

     13.12 The Plan Administrator may provide for loans to be considered an asset of the Trust Fund or as an investment of the borrower's account. The Plan Administrator shall act consistently in making this determination.

     13.13 A loan will not be foreclosed and security attached before a distributable event occurs under the Plan. Any loan outstanding at the time a Participant receives a distribution, shall be repaid by offsetting the balance due (plus accrued interest and any costs) against the amount to be distributed.

     13.14 If a valid spousal consent has been obtained in accordance with
Section 13.8, and the Participant's spouse does not receive the Participant's entire vested benefits, then the vested benefits shall be reduced by the balance due before determining the benefit payable to the Participant's surviving spouse.


                                     XIII-2

                                ARTICLE FOURTEEN

                                     TRUSTEE


     14.1 The duties and responsibilities of the Trustee are limited to those set forth in this Plan and Trust, and it shall be liable only for the safeguarding and administration of the Trust principal in accordance with the provisions of this Plan and Trust, except as otherwise provided by state or federal law. If at any time there is more than one Trustee, all of them will jointly manage and control the fund, unless the responsibilities, obligations and duties specified in this Plan are allocated among them in accordance with the procedure set forth below. The Trustee shall discharge its duties with respect to the Plan solely in the interest of the Participants and the Beneficiaries, and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries and defraying reasonable expenses of the Plan by administering the Plan with the care, skill, prudence and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     14.2 The Trustee shall maintain full and complete records of the administration of the Trust, and shall be responsible for the management of the Trust operation and its administration.

     The Company and Plan Administrator may examine such records from time to time during business hours. A Participant may also examine such records, as they relate to his interest in the Trust principal, at such time deemed reasonable by the Trustee.

     14.3 Within a reasonable time after each Plan Year, and within 90 days after its removal or resignation, Trustee shall file with the Company and shall certify the accuracy of an account of its administration of the Trust during such year, or from the end of the preceding Plan Year to the date of removal or resignation. Neither Company nor any other person shall be entitled to any further accounting by Trustee, except as provided by law. Company may, in its discretion, waive all or any part of such accounting.

     14.4 To the extent permitted by the Employee Retirement Income Security Act of 1974, Trustee shall be released from all liability to anyone as to any transaction shown in a statement of account pursuant to Section 14.3, except those as to which the Company shall, within 90 days after the Trustee's filing of the account, file with Trustee a written statement setting forth in detail the items in or with respect to such account to which


                                      XIV-1
exception is taken. If such a statement is filed, Trustee shall, unless the matter be compromised with the Company, file its account in any court of competent jurisdiction for audit and adjudication.

     14.5 Upon separate agreement between Trustee and Company, the fund may be valued more frequently than annually, for purposes of determining benefits or costs under the Plan. If such agreement is made, the provisions of Section 14.4 shall also apply with respect to each such valuation.

     14.6 The Trustee shall act at the direction of the Company and the Plan Administrator, and Company agrees to indemnify Trustee against any liability imposed as a result of a claim asserted by any person or persons, with respect to which Trustee acted in good faith at direction of Company or the Plan Administrator. The Trustee is authorized on behalf of the Trust to execute the applications and any other documents required by an Insurer issuing Contracts on the lives of the Participants, and to exercise all of the rights, privileges and powers under such Contracts. Written notification to an Insurer setting forth the name of the Trustee hereunder shall be conclusive evidence for all purposes that the party so named is Trustee hereunder at the date of such notification. The signature of the Trustee shall be conclusive proof to the Insurer that the application is being made for the proper Contract and is in accordance with the terms of this Plan and Trust.

     14.7 The Trustee may consult with any legal counsel even through counsel for Company, with respect to the construction of the Plan and Trust, either as to its duties thereunder or with respect to any legal proceedings or questions of law, and will be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel. In addition, the Company, at the request of or with the concurrence of the Trustee, may employ such actuaries, accountants, specialists and other persons as the Company or Trustee deems necessary or desirable in connection with the administration of the Plan.

     14.8 A Trustee shall not be liable, either individually or as Trustee, for any losses resulting to the Plan arising from the acts or omissions on the part of a Co-Trustee or Investment Manager to whom responsibilities, obligations and duties have been allocated as to certain assets of the Fund. Any such allocation of responsibilities among Trustees and/or the appointment of an Investment Manager shall be made by the Named Fiduciary, and evidenced by a written agreement executed by all of the Trustees, the Named Fiduciary and the Investment Manager, if any. Except as stated in the foregoing, in addition to any liability which the Trustee may have under any other section of


                                      XIV-2
this Plan, the Trustee with respect to the Plan shall be liable for breach of fiduciary duty of another Trustee; (1) if such Trustee participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Trustee, including knowing such act or omission is a breach; (2) if, by such Trustee's failure to comply with the standards in performing its duties as set forth in Paragraph 14.1 hereof, in the administration of such Trustee's specific responsibilities which give rise to its status as a Trustee, it has enabled such other Trustee to commit a breach; or (3) if such Trustee has knowledge of a breach by such other Trustee, unless such Trustee makes reasonable efforts under the circumstances to remedy the breach.

     14.9 Trustee shall invest and reinvest the principal and income of the trust and keep the same invested without distinction between the principal and income.

     14.10 Trustee shall have the following powers, in addition to the powers customarily vested in the Trustee by law, and in no way in derogation thereof:

          (a) With any cash at any time held by it, to purchase or subscribe for any authorized investment, and to retain such authorized investment in trust.

          (b) To sell for cash or on credit, convert, redeem or exchange for another authorized investment, or otherwise dispose of, any authorized investment at any time held by it.

          (c) To maintain a cash reserve in such a manner as the Trustee shall deem advisable from time to time. Such cash reserve may consist of uninvested contributions or of the proceeds of the sale of the investments of the Trust, as the Trustee in its sole discretion may determine. Such cash reserve may be in a deposit account or invested in the savings department, if any, of the Trustee, or as Trustee may direct, in a bank, savings and loan association, building and loan association, or savings bank, including time deposits or certificates of deposit with maturities of less than or more than one year.

          (d) To exercise any options appurtenant to any authorized investment in which the fund is invested, for conversion thereof into another authorized investment, or to exercise any rights to subscribe for additional authorized investment, and to make all necessary payment therefore.

          (e) To join in, consent to, dissent from, or oppose, to deposit securities in a voting trust, in connection with the reorganization, consolidation, recapitalization, merger, or readjustment of the finances of any


                                      XIV-3
               corporation, company, or association in which the fund may be invested; or in connection with the sale, mortgage, pledge, or lease of any property of same, on any terms and conditions as it may deem wise; to do any act which may be deemed necessary or advisable in connection therewith, including the exercise of options, making agreements or subscriptions, and payment of expenses, assessments or subscriptions; and to accept any authorized investment which may be issued in or as a result of any proceeding, and thereafter to hold the same.

          (f) To vote, in person or by general or limited proxy, at any election of any corporation in which the fund is invested, and similarly to exercise personally or by a general or limited power of attorney, any right appurtenant to any authorized investment held in the fund.

          (g) To sell, option to sell, mortgage, lease for a term of years less than or continuing beyond the possible date of the termination of the trust created hereunder, partition or exchange any real property which may from time to time or at any time constitute a portion of the fund, either at public or private sale, for such prices and upon such terms as it may deem best and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance thereof and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereof to the purchaser, free and discharge of all trusts, and without liability on the part of such purchasers to see to the proper application of the purchase price.

          (h) To repair, alter, or improve any buildings which may be on real estate forming part of the fund, or to erect entirely new structures thereon.

          (i) To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights or foreclosure, to bid on property in foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration


                                      XIV-4
               therefore, and in connection therewith to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity any right or remedies in respect to any mortgage or guarantee.

          (j)  To purchase authorized investments at a premium or discount.

          (k) To employ suitable agents and counsel with respect to investment transactions, and to pay their reasonable expenses and compensation.

          (1) To borrow or raise monies for the purpose of the Trust, in such amounts and upon such terms and conditions as Trustee in its absolute discretion may deem advisable, and for any sum so borrowed to issue its promissory note as Trustee, and to secure the repayments thereof by pledging or mortgaging all or any part of the fund, provided that loans and repayments shall be made prorata on all property and the Contracts of the same class or type. No person lending money to Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of such borrowing.

          (m) To cause any investment in the fund to be registered in, or transferred into, its name as Trustee or the name of its nominee or nominees or to retain them unregistered or in form permitting transfer by delivery, if authorized by the Company, but the books and records of Trustee shall at all times show that all such investments are part of the fund, and Trustee shall be fully responsible for any misappropriation or defalcation in respect to any investment held by its nominee or held in unregistered form.

          (n) To do all acts which it may deem necessary or proper, and to exercise any and all powers appurtenant to Trustee under this Plan and Trust, upon terms and conditions as to it may seem best for the best interest of the fund, except as otherwise provided by state or federal law.

          (o)  To purchase securities on margins and to re-hypothecate same.

          (p) To purchase life insurance on the lives of the directors, principal officers, or other key personnel of the Company, made payable to the Trust for the benefit of the fund.

     14.11 "Authorized investment" as used herein shall include stock (whether preferred or common), bank common trust funds


                                      XIV-5

(including those of the Trustee, if any), bonds, debentures, notes or other evidences of indebtedness or ownership (secured by mortgages including second mortgages or otherwise), put or call options to buy or sell securities (whether listed or unlisted on any exchange and whether covered or uncovered), any life insurance, retirement income, endowment or annuity contract in a legal reserve life insurance company authorized to do business in the state of domicile of the Trustee; and real and personal property of all kinds, including leaseholds on improved and unimproved real estate. Authorized investments shall not be limited to that class of investments which is specifically authorized as a legal investment for trust funds under the law of the state of domicile of the Trustee, but no investment shall constitute an Authorized investment if such investment is prohibited by governing local or federal law.

     14.12 The Trustee shall not cause the Plan to engage in any transaction if it knows that such transaction constitutes directly or indirectly a prohibited transaction, as described in Sections 406 and 407 of the Employee Retirement Income Security Act of 1974 and Section 4975 of the Internal Revenue Code, or any amendments thereto, unless such transaction is excluded or exempted from the provisions of Sections 406 and 407 or Code Section 4975, by Sections 407 and 408, or Code Section 4975, any exemption issued thereunder, or any amendments thereto.

     14.13 The initial Trustee heretofore designated in this Agreement and Trust shall serve until his respective resignation, death, incapacity or removal. Whenever a vacancy shall exist among the Trustees, the Company shall, if no Trustee remains, or may, if at least 1 Trustee remains, name a successor Trustee who may be an officer or director of the Company or who may be an Employee, or who may be a person not employed by the Company. Whenever a successor Trustee shall be appointed, he shall immediately and automatically succeed to and become vested with the title to any trust assets theretofore vested in the Trustee that such successor Trustee is replacing, and the title of such former Trustee shall automatically and immediately be extinguished. A successor Trustee shall likewise serve until his resignation, death, incapacity or removal. The Company shall always have the right to remove a Trustee for cause or without cause at any time. Any Trustee may resign at any time by giving the Company 10 days written notice in advance of such resignation.

     14.14 The Company or Plan shall pay all expenses of administering the Plan and Trust, which expenses shall include, but not be limited to, expenses incident to the functioning of those to whom the Company has delegated certain duties, such as the payment of professional fees and consultants fees, and the costs of administering the Plan.


                                      XIV-6

     Notwithstanding the above, if any expenses of administering the Plan and trust are not paid by Company, they may be paid from the Trust, at the direction of the Company.

     14.15 The Trustee may be paid such reasonable compensation as shall from time to time be agreed upon by the Company and the Trustee, except that no Trustee who is a full-time paid Employee of Company may be compensated for his services as Trustee. In addition, the Trustee shall be reimbursed for any reasonable direct expenses, including reasonable counsel fees (if specifically authorized in advance in writing by Company), properly and actually incurred by it in the administration of the Trust and not otherwise reimbursed. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust or the income thereof shall be paid from the Trust.

     14.16 The Company shall establish an investment policy to provide for the benefits provided under this Plan. In accordance with the foregoing, the Company shall determine whether the Plan has a short term need for liquidity, or whether liquidity is a long term goal, or whatever other investment policy should be followed, and communicate this to the Trustees or investment manager(s), so that the investment policy can be appropriately coordinated with Plan needs.

     14.17 The Named Fiduciary shall be responsible for and have the authority to control and manage the operation and administration of this Plan and Trust, although fiduciary and other responsibilities may be allocated to other parties by the Named Fiduciary by written notification to such parties of their responsibilities, and written acceptance by such parties of such responsibilities. Trustee responsibilities may be allocated only among Trustees or to an investment manager. An investment manager is any fiduciary, other than the Trustee or Named Fiduciary, who: (a) has the power to manage, acquire or dispose of any portion of the Fund; (b) is registered as an investment adviser under the Investment Advisers Act of 1940, or is a bank as defined in that Act or an insurance company qualified to perform the services described in subsection (a) hereof; and (c) has acknowledged in writing that he is a fiduciary with respect to the Plan.

     14.18 Whenever the Trust has an investment in a common trust fund available only to Trusts qualified under Section 401(a) of the Internal Revenue Code of 1986 as amended, or the corresponding provisions of subsequent law of similar purpose, all of the provisions of the particular common trust fund declarations of trust, as amended from time to time, shall be deemed to be incorporated herein and be a part hereof.


                                      XIV-7

     14.19 If at any time there is more than 1 Trustee hereunder, The Trustees need not call or hold meetings to make any decision or to take any action, but any decision may be made and any action may be taken by written documents signed by the Trustees then acting, or, if there are more than 2 Trustees, then by a majority of the Trustees then acting. However, any one Trustee, acting alone, will have the authority to sign checks, drafts, notes, insurance applications or any other documents on behalf of the Trustees and to perform purely ministerial acts. If at any time there is more than 1 Trustee hereunder, and if any difference of opinion at any time exists between or among the Trustees in respect of doing or omitting to do any act in the execution of the Trust, the opinion of the majority of the Trustees will prevail.

     14.20 A Trustee may be a Participant, but if any matter pertaining to his own particular Participation comes up for the action of the Trustee, such person will be disqualified to act upon the particular matter (unless he is the sole Trustee), and such matter will be resolved by the other Trustee(s).


                                      XIV-8

                                 ARTICLE FIFTEEN

                                     INSURER


     15.1 No Insurer issuing any Contract hereunder shall be deemed a party to this Plan and Trust or to be responsible for its validity. The obligations and responsibilities of an Insurer shall be measured and determined solely by the terms of its Contract, and it shall not be required to do any act not provided for, or contrary to the provisions of its Contract.

     15.2 An Insurer shall not be required to look into the terms of the Plan and Trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized.

     15.3 An Insurer may conclusively assume that the Trustee has full authority, and is acting within that authority, in any transaction concerning the Contracts, and shall be fully discharged from any and all liabilities for any action taken in accordance with the direction of the Trustee. In accepting application for Contracts, an Insurer has no responsibility for determining whether the Employee is eligible, or whether the proper Contract is being applied for. In all transactions with the Trustee, an Insurer shall deal with it as though it were the sole and absolute owner of the Contracts. One Trustee's signature is sufficient in all matters regarding insurance transactions.

     15.4 An Insurer shall be fully protected from any liability for any action taken prior to receiving notice of any amendment or termination of this Agreement and Trust, or for dealing with any prior Trustee prior to receiving notice of appointment of a successor Trustee.

                                 ARTICLE SIXTEEN

                             NO REVERSION TO COMPANY


     16.1 No part of the principal or income or other assets of the Trust shall be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries, and the Company shall not be entitled to receive back any part of its contribution to the Trust, except as provided in the remaining Paragraphs of this Article.

     16.2 Company contributions are conditioned on initial qualification of the Plan under Internal Revenue Code Section 401 and if the Plan does not qualify, such contribution shall be returned to Company within one year after the date of denial of initial qualification of the Plan.

     16.3 Company contributions are conditioned on the deductibility of the contribution under Internal Revenue Code Section 404, and to the extent any deduction is disallowed, such contribution shall be returned to Company within 1 year after the date of disallowance of the deduction.

     16.4 In the case of a Company contribution made by reason of a mistake of fact, such contribution shall be returned to Company within 1 year after the payment of the contribution. Mistakes of fact shall include but not be limited to arithmetical errors in calculating the amounts to be contributed to the Plan under the contribution and allocation sections of the Plan.

     16.5 Any contribution made by the employer because of a mistake of fact must be returned to the employer within one year of the contribution.

In the event the deduction of the contribution made by the employer is disallowed under section 404 of the Code, such contribution (to the extent disallowed) must be returned to the employer within one year of the disallowance of the deduction.

In the event that the Commissioner of Internal Revenue determines that the plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the plan is adopted, or such later date as the Secretary of the Treasury may prescribe.


                                      XVI-1

     16.6 The amount which shall be returned to Company as provided in Paragraphs 16.3 and 16.4 is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the amount of the deduction. Earnings attributable to the excess contribution shall not be returned to Company, but losses attributable thereto shall reduce the amount to be so returned. Furthermore, no excess contribution shall be returned to Company to the extent that such reversion would cause the balance of the account, derived from Company contributions, of any Participant to be reduced to less than the balance which would have been in the account had the mistaken amount not been contributed.




                                      XVI-2

                                ARTICLE SEVENTEEN

                         DIRECT TRANSFERS AND ROLLOVERS


     17.1 If a Participant shall be entitled to receive benefits under this Plan pursuant to Articles V, VI or VIII above, the Trustee, at the direction of the Plan Administrator, may transfer the Participant's vested benefits under this Plan directly to the Trustee of a Plan and Trust qualified pursuant to Section 401 of the Internal Revenue Code of 1986 or any successor provisions thereof, of the Participant's current or new employer, if the following conditions are satisfied:

          (a) the Trustee of the other plan shall be authorized to accept the benefits under this Plan; and

          (b) the value of the Participant's transferred assets shall be separately accounted for in the other Trust; and

          (c) the Participant's transferred assets shall not be forfeitable or reduce in any way the obligation of the employer receiving benefits from this Plan.

The Trustee of this Plan is authorized to accept, at the direction of the Plan Administrator, assets for the benefit of an Employee, upon the conditions as set forth above, from a trustee of another plan and trust maintained by either a corporate or non-corporate Plan sponsor, qualified pursuant to Section 401 of the Internal Revenue Code of 1986, or any successor provisions thereof.

     17.2 With the permission of the Plan Administrator, any Employee who is a member of a class of Employees eligible to participate may make a Rollover Contribution to the Trustee at any time. The Trustee shall credit the fair market value of any Rollover Contribution to the account of the contributing Employee as of the date of the Rollover Contribution is made. For purposes of the Plan's vesting provisions, a Rollover Contribution shall be considered to be an Employee Contribution and shall be 100% vested on the date of contribution.

The term "Rollover Contribution" is defined as the contribution of a Qualifying Rollover Distribution on or before the 60th day immediately following the day the contributing Employee receives the Qualifying Rollover Distribution.

The term "Qualifying Rollover Distribution" is defined as:


                                     XVII-1

     (a) Any portion of the property received from a qualified plan and trust, provided that the balance to the credit of an Employee, reduced by any Employee contributions, has been paid to him in one or more distributions

          (1) within one taxable year of the Employee on account of the termination of a qualified plan or, in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan; or

          (2)  which constitute a lump sum distribution within the meaning of
               Section 402(e)(4)(A) (determined without reference to Section 402(e)(4)(B) and (H)) of the Internal Revenue Code of 1986.

          In the case of a distribution of property other than money from a qualified plan and trust, except for the proceeds from the sale of such property (including appreciation from date of distribution), other property (including money) may not be substituted in making a Rollover Contribution; or

     (b) The entire amount (including money and any other property) in an Individual Retirement Account, Individual Retirement Annuity, or Individual Retirement Bond (as defined in Sections 408 and 409 of the Internal Revenue Code of 1986) maintained for the benefit of the Employee making the Rollover Contribution, which amount has been distributed from such Individual Retirement Account, Individual Retirement Annuity or Individual Retirement Bond. Such amount will constitute a Qualifying Rollover Distribution only if the amount in such Individual Retirement Account, Individual Retirement Annuity, or Individual Retirement Bond is solely attributable to a Rollover Contribution made by the Employee from his interest as a Participant in a trust described in Section 401(a) of the Internal Revenue Code of 1986, or an annuity plan described in Section 403(a) of the Internal Revenue Code of 1986, plus the earnings thereon; but

     (c) In no case does a Qualifying Rollover Distribution include any amount which is attributable to a distribution if any part of the distribution is attributable to contributions made on behalf of an Employee while he was a Key-Employee in a Top-Heavy plan.

     17.3 No assets transferred to this Plan in accordance with the provisions of this Article shall be considered Employee contributions for purposes of Subparagraph 2.1(d) and Paragraph 4.2.


                                     XVII-2

     17.4 Distribution of said assets shall follow the general provisions of the Plan for distribution of the Participant's account derived from employer contributions. Effective January 1, 1989, for existing plans and August, 1, 1986 for new plans, as described under Regulation 1.411(d) of Code Section 411(d), for that portion of benefits representing benefits transferred to the Plan, the forms of benefit available under the previous plan shall also be available to the "transferred" portion of the benefits.

     17.5 The specific assets transferred to the Plan shall be general assets of the trust, subject to the general investment powers of the Trustees (or the Participants, if such powers have been granted them).

     17.6 For purposes of valuing gains and losses in the account(s) maintained for transferred assets, the provisions of Paragraph 4.5 shall apply. Premiums on any insurance policies transferred to the Plan may be paid from the account established for employer contributions, subject to the limits of Paragraph 11.1. In the event of said premium payments, an equitable share of increases in Cash Value from the date of transfer shall be allocated to the account established for employer contributions. Said equitable share shall be equal to the difference between the actual Cash Value of the policy and the Cash Value the policy would have had if it been placed in reduced paid-up status.


                                     XVII-3

                                ARTICLE EIGHTEEN

                        DETERMINATION OF TOP-HEAVY STATUS


     18.1 In determining whether or not this Plan is Top-Heavy or Super Top-Heavy for any Plan Year, the following calculations shall be made:

     (a) In the case of a defined benefit plan, a Participant's present value of accrued benefit other than a Key Employee, shall be as determined using the single accrual method used for all defined benefit plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(c) of the Code.

     (b) In the case of a defined contribution plan, a Participant's account balance (including accounts for Employee contributions) as of the Determination Date is the sum of:

          (1) his account balance as of the most recent valuation occurring within a 12 month period ending on the Determination Date;

          (2) an adjustment for any contributions due as of the Determination Date.

          In the case of a plan not subject to the minimum funding requirements of Internal Revenue Code Section 412, such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year, when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year. In the case of a plan that is subject to the minimum funding requirements, the account balance shall also be adjusted to include contributions allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed.

          Also, the adjustment shall reflect the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Internal Revenue Code
          Section 412(c)(10);


                                     XVIII-1

          (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the 4 preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefit or account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph;

          (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's account balance;

          (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer made to another plan as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's account balance; with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits or account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.


                                     XVIII-2

In determining whether or not rollovers or plan-to-plan transfers are made to the same or another Employer, all Employers aggregated under Internal Revenue Code Sections 414 (b), (c), (in) and (o) are treated as the same Employer.

In calculating the accrued benefits or account balances of Participants there shall not be considered any benefit or account balances of any Participant who is not a Key-Employee but who in any prior year was a Key-Employee.

     (c) In the case of both a defined benefit plan and a defined contribution plan, a Participant's accrued benefit or account balance shall be increased by:

          (1) any plan distributions made within the Plan Year that includes the Determination Date, or within the four preceding Plan Years. The preceding sentence shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes, to the extent that such distributions are already included in the Participant's present value of accrued benefit or account balance as of the valuation date;

          (2) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's account balance;

          (3) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer made to another plan as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollover or plan-to-plan transfer accepted after December 31, 1983 as part of the Participant's account balance. However, any rollover or plan-to-plan transfer accepted prior to January 1, 1984 shall be considered as part of the Participant's account balance;


                                     XVIII-3

          (4) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits or account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

               In determining whether or not rollovers or plan-to-plan transfers are made to the same or another Employer, all Employers aggregated under Internal Revenue Code Sections 414(b), (c), (m) and (o) are treated as the same Employer.

     (d) In calculating the accrued benefits or account balances of Participants, there shall not be considered any benefit or account balances of any Participant who is not a Key-Employee but who in any prior year was a Key-Employee.

     (e) In calculating the accrued benefits or account balances of Participants, the accrued benefit of any individual who has not performed services for the Employer at any time during the 5 year period ending on the determination date (and the account of such individual) shall not be taken into account even though such Employee may have received payments from the Employer after separation from service.

     (f) Solely for the purpose of determining if the plan, or any other plan included in a required aggregation group of which this plan is a part, is top-heavy (within the meaning of Section 416(g) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under
          (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

     18.2 If Company maintains more than one plan, the plans shall constitute an Aggregation Group, provided the following conditions are satisfied:

     (a) Each plan of Company in which a Key Employee is a Participant, including any terminated plan and each other


                                     XVIII-4
          plan of Company which enables any plan in which a Key-Employee participates to meet the requirements of Internal Revenue Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

     (b) Company may by execution of a written resolution provide for the creation of a Permissive Aggregation Group, to consist of the Required Aggregation Group and any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Internal Revenue Code Sections 401(a) (4) or 410. If the Permissive Aggregation Group is not Top-Heavy, no plan in the Group will be considered Top-Heavy.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group.

     (c) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

     (d) A Top-Heavy Group is an Aggregation Group in which, as of the Determination Date, the sum of the present value of accrued benefits of Key Employees under all defined benefit plans included in the group, and the account balances of Key-Employees under all defined contribution plans included in the group, exceeds 60 percent of a similar sum determined for all Participants.

     18.3 In determining whether or not an Employee is a Key-Employee, the following shall apply:

     (a) An officer shall be an administrative executive in regular and continued service. If the number of Employees of all the employers aggregated under Internal Revenue Code Sections 414(b), (c), (in) and
          (0) is less than 30 employees for a particular year, no more than 3 individuals shall be treated as Key-Employees for that year by reason of being officers. If the number of


                                     XVIII-5

          Employees of all organizations aggregated under Internal Revenue Code Sections 414(b), (c), (m) and (o) is greater than 30 but less than 500 for a particular year, no more than 10 percent of the number of Employees will be treated as Key-Employees for that year by reason of being officers. If the number of Employees of employers aggregated under Internal Revenue Code Sections 414(b), (c), (m) and (o) exceeds 500 for a particular year, no more than 50 Employees are considered as Key Employees for that year by reason of being officers. This limited number of officers is comprised of the individual officers, selected from the group of all individuals who were officers in the current Plan Year or any one of the four preceding Plan Years, who had the largest annual compensation in that five-year period.

     (b) An individual who is a "one percent owner" shall be considered as having compensation of more than $150,000 based on the definition of compensation contained in Article 4 herein used for purposes of computing limits on maximum contributions or benefits, but contributions on behalf of a Self Employed Individual shall be excluded from the definition of compensation.

     (c)  Top-heavy ratio:

          (1) If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer has not maintained any defined benefit plan which during the five-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all key employees as of the determination date(s) (including any part of any account balance distributed in the five-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the determination date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to taken into account on that date under section 416 of the Code and the regulations thereunder.

          (2) If the employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the employer maintains or has maintained


                                     XVIII-6
          one or more defined benefit plans which during the five-year period ending on the determination date(s) has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all key employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all key employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the determination date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the top- heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

          (3) For purposes of (1) and (2) above the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (a) who is not a key employee but who was a key employee in a prior year, or (b) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the five-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

          The accrued benefit of a participant other than a key employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or


                                     XVIII-7

          (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

     (d) Permissive aggregation group: The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

     (e) Required aggregation group: (1) Each qualified plan of the employer in which at least one key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (2) any other qualified plan of the employer which enables a plan described in (1) to meet the requirements of sections 401(a)(4) or 410 of the Code.

     18.4 In any Top-Heavy Plan Year, a Participant shall have a non-forfeitable right to a percentage of his accrued benefit derived from Company contributions determined as follows:

          Years of Service                            Vested Percentage
          ----------------                            -----------------

          Less than 2 years                                    0%
                    2 years or more                          100%

Notwithstanding the above, the vesting schedule contained in this Paragraph shall not apply in any Top-Heavy Plan Year if the vesting schedule contained elsewhere herein provides for equal or more rapid vesting at every year shown on the schedule, nor shall it apply if the Plan otherwise provides for 100 percent vesting after 3 or fewer Years of Service.

     18.5 The vesting schedule applicable to any Top-Heavy Plan Year shall not apply to any Employee who does not have an hour of service after the Plan becomes Top-Heavy. His vested interest shall be determined under the vesting provision of the Plan as in effect on the date of his last hour of service.

     18.6 Except as otherwise provided in (3) and (4) below, the employer contributions and forfeitures allocated on behalf of any participant who is not a key employee shall not be less than the lesser of three percent of such participant's compensation or in the case where the employer has no defined benefit plan which designates this plan to satisfy section 401 of the Code, the largest percentage of employer contributions and forfeitures, as a percentage of the first $200,000 of the key employee's compensation, allocated on behalf of any key employee for that year. The minimum allocation is determined without regard to any


                                     XVIII-8

Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the participant's failure to complete 1,000 hours of service (or any equivalent provided in the plan), or (ii) the participant's failure to make mandatory employee contributions to the plan, or (iii) compensation less than a stated amount.

Eligible Participants are those non-key employee Participants in defined contribution plans who have not separated from service at the end of the Plan Year, or who have become Participants in the Plan but who subsequently fail to complete 1,000 hours of service for an accrual computation period. Eligible Participants in defined benefit plans are those Participants who are credited with at least 1,000 hours of service in an Accrual Computation Period. The minimum allocation required, to the extent required to be nonforfeitable under Code Section 416(b), may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

     18.7 In the case of a Participant in a defined benefit plan, in no case will the operation of the Top-Heavy rules, including rules applicable to Super Top-Heavy Plans, pertaining for example and not by way of limitation to the definitions of the Defined Benefit Plan Fraction or Defined Contribution Plan Fraction, effect a reduction in the Participant's accrued benefit. However, the mere application of the rules for establishing which Plan is primary in assuring compliance with Section 415 of the Code in the case of a Participant in both a defined benefit plan and a defined contribution plan shall not be considered as effecting a reduction in an accrued benefit.


                                     XVIII-9

                                ARTICLE NINETEEN

                            MISCELLANEOUS PROVISIONS


     19.1 Purpose: This Agreement and Trust which is created is purely voluntary on the part of the Company, and the Company may change or discontinue payments hereunder at any time or from time to time as the Company may decide; provided, however, that such discontinuance of payment or termination is approved as required by federal law. Except as otherwise provided by federal law, neither the establishment of the Agreement and Trust nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefit, shall be construed as giving any person whomsoever any legal or equitable right against the Company or the Trustee, but any and all claims or rights arising under this Agreement and Trust shall be expressly limited in enforcement to the assets of the Trust fund, and in those instances where a Contract has been issued, the right to such benefits shall also be limited by the terms and conditions of the Contract. Nothing contained in this Agreement and Trust shall be construed or interpreted as giving any Employee the right to be retained in the service of the Company or shall affect or impair the right of the Company to control its Employees and to terminate the service of any Employee at any time.

     19.2 Headings: Headings or titles of Articles are for general information only and this Agreement and Trust shall not be construed by reference to such titles.

     19.3 Severability: If any provision of this Agreement and Trust is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Agreement and Trust shall be construed and enforced as if such provision had not been included.

     19.4 The terms of this Trust shall be construed in accordance with the laws of the Trust Situs, except to the extent preempted by federal law.

     19.5 Binding Effect: This Agreement and Trust shall be binding upon and inure to the benefit of the Company and the Trustee, their successors and the Participants and their Beneficiaries in accordance with the terms of this Agreement and Trust.

     19.6 Construction: Whenever used in this Agreement and Trust unless the context indicates otherwise, singular shall include plural and the plural shall include singular; and the male gender shall include the female gender.


                                      XIX-1

     19.7 Termination: Upon the return of all contributions to the Company as provided in Paragraph 16.2 hereof, the Trust shall terminate, and the Trustee shall be discharged from all obligations under the Trust.

     19.8 Indemnification: The Company shall indemnify those to whom the Company has delegated fiduciary responsibilities against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

     19.9 Interpretation: Except as otherwise provided by federal law, in all matters concerning the interpretation of this Agreement and Trust and the operation of the Plan and Trust, the decisions made by the Plan Administrator shall be final and conclusive upon all the parties. All such decisions shall apply uniformly to all Participants in like situations.

     19.10 Rules: The Plan Administrator may from time to time formulate and issue such rules and regulations, not inconsistent with the declared purposes and provisions of the Plan, as the Plan Administrator may deem necessary to administer and carry out the Plan and Trust. No such rule or regulation will be ineffective by reason of the fact that such rule or regulation may amend the purely administrative provisions of the Plan or conform to any change in the Plan as may be made by amendment.

     19.11 Conformity with federal Law: This Agreement and Trust shall at all times be construed and administered so as to conform to the requirements for qualification under the Internal Revenue Code of 1986, as amended, as well as to conform to the requirements of all governing federal law, and the Agreement and Trust shall be deemed amended automatically to conform to such legal requirements, to the extent necessary.

     19.12 Controlled Group: For purposes of interpreting and administering Plan provisions required for tax qualification under Internal Revenue Code Section 401, including Plan provisions relating to participation, vesting, benefit accrual, and limitations on benefits and contributions, all employees of all entities which are members of a Controlled Group of entities, as defined in Internal Revenue Code Section 414(b) and (c), and/or which are members of an Affiliated Service Group as defined in Internal Revenue Code Section 414(m) and
(o), shall be treated as if employed by a single employer.

For purposes of determining years of Service for eligibility and vesting purposes for any Employee or former Employee of Company, service with any entity which is a member of a Controlled Group


                                      XIX-2
or an Affiliated Service Group in which Company is included shall be considered service with Company. In determining service for purposes of benefit accrual for any Employee or former Employee of Company, service during any Plan Year in which an Employee was a Participant in a Plan maintained by a member of a Controlled Group or an Affiliated Service Group in which Company is included shall be taken into account.

     19.13 Successor Company: Any successor organization of Company may adopt this Plan and Trust, with the written consent of Company, if then in existence. Such successor shall thereby succeed to all the rights, powers, and duties of Company hereunder.


                                      XIX-3

     The undersigned, president of the above named Corporation, does hereby certify that the foregoing are true and correct copies of the Profit Sharing Plan and Trust instruments, adopted by said Corporation and approved by its Board of Directors at a special meeting of the Directors.

     He further certifies that the Profit Sharing Plan and Trust instruments were duly executed by the Corporation and the Trustees named in said instruments.



                                                                          (SEAL)
                                            ------------------------------
                                            Vincent J. Fumo,
                                            President



                                      XIX-5

                                    AMENDMENT
                                       TO
                            PENNSYLVANIA SAVINGS BANK
                     PROFIT SHARING PLAN AND TRUST AGREEMENT


     WHEREAS, Article 12 permits the Employer to amend the Plan,

     WHEREAS, the Employer has determined that it is advisable to amend the Plan to permit directed investment accounts,

     NOW, THEREFORE, the Plan is amended by the addition of the following which shall be known as Article 20.

                                   ARTICLE 20

                           DIRECTED INVESTMENT ACCOUNT


(a) The Administrator shall determine that all Participants be permitted to direct a Trustee as to the investment of all or a portion of the vested interest in any one or more of their individual account balances. If such authorization is given, Participants may, subject to a procedure established by the Administrator and applied in a uniform, non-discriminatory manner, direct the Trustee in writing to invest the vested portion of their account in specific assets, specific funds or other investments permitted under the Plan and the directed investment procedure. That portion of the vested account of any Participant so directing will thereupon be considered a directed investment account, which shall not share the trust fund earnings.

     (b) A separate directed investment account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his directed investment account shall be charged and credited as the case may be to each account. The directed investment account shall not share in trust fund earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

     (c) The Trustee shall not be responsible for, nor liable for, any loss or expense which may arise from or result from compliance with any directions from the Participant. The Trustee shall not be responsible for, nor liable for, any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such direction improper by virtue of applicable law. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's account.

     IN WITNESS WHEREOF, the Employer has executed this Amendment on the date indicated below.



                                            PENNSYLVANIA SAVINGS BANK


                                            BY: [ILLEGIBLE]
                                               --------------------------------
                                                                      President

                                            ATTEST: [ILLEGIBLE]
                                                   -----------------------------
                                                                      Secretary


DATED:
      -------------------------


                                        3